As filed with the Securities and Exchange Commission on August 28, 2017

Securities Act File No. 333-149351

Investment Company Act File No. 811-22185

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
Post-Effective Amendment No. 21 X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
Amendment No. 23 X

INDEXIQ TRUST
(Exact Name of Registrant as Specified in Charter)

800 Westchester Avenue
Suite S-710
Rye Brook, NY 10573

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (914) 697-4946

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Avenue
Suite S-710
Rye Brook, NY 10573
(Name and Address of Agent for Service)

With a copy to:

Matthew V. Curtin, Esq.

IndexIQ Advisors LLC

800 Westchester Avenue Suite S-710

Rye Brook, NY 10573

It is proposed that this filing will become effective:

__	immediately upon filing pursuant to paragraph (b); or
X_	on August 29, 2017 pursuant to paragraph (b); or
__	60 days after filing pursuant to paragraph (a)(1); or
__	on [____] pursuant to paragraph (a)(1); or
__	75 days after filing pursuant to paragraph (a)(2); or
__	on [____] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

__	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS    |   AUGUST 29, 2017

IQ Hedge
Multi-Strategy Plus Fund

Class A Shares (IQHOX)

Class I Shares (IQHIX)

Class T Shares

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC-Insured    |   May Lose Value   |   No Bank Guarantee

IndexIQ Trust (the “Trust”) is a registered investment company that consists of one investment portfolio, the IQ Hedge Multi-Strategy Plus Fund (the “Fund”), which does not represent a complete investment program. This Fund’s net asset value (“NAV”) may fluctuate substantially over time. Because the Fund attempts to replicate the investment returns of the IQ Hedge Multi-Strategy Plus Index (the “Index”), which in turn attempts to deliver superior investment performance relative to the broad-based stock market, the Fund’s performance may be substantially different from the returns of the broader stock market. Past performance of the Fund or the Index is not an indication of future returns. You may lose money even if the Fund’s or the Index’s past returns have been positive. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Summary Information

IQ Hedge Multi-Strategy Plus Fund

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Plus Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the sections captioned “Information on Sales Charges” below and “Alternative Sales Arrangements” of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

	Class A	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None (a)	None	None

(a)	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions of Class A Shares made within one year of the date of purchase on Shares that were purchased without an initial sales charge.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class I	Class T
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.25%
Other Expenses	1.25%	0.51%	0.70	%(a)
Acquired Fund Fees & Expenses(b)	0.22%	0.22%	0.22	%(a)
Total Annual Fund Operating Expenses(b)	2.67%	1.68%	2.12	%(a)
Fee Waiver and/or Expense Reimbursement(c)	0.55%	0.00%	0.00%
Total Annual Fund Operating Expenses After Expense Waiver/or Expense Reimbursement	2.12%	1.68%	2.12	%(a)

(a)	Class T shares have not yet commenced operations and Other Expenses and Acquired Fund Fees & Expenses are based on estimated amounts for the current fiscal year.
(b)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees & Expenses. Acquired Fund Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including exchange-traded funds (“ETFs”) and money market funds. Class T has not commenced operations as of the date of this prospectus and is based on estimated amounts for the current fiscal year.
(c)	IndexIQ Advisors LLC (the “Investment Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.65% of the average daily net assets for Class I Shares, Class A Shares and Class T Shares of the Fund through August 31, 2018.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$753	$1,285	$1,841	$3,349
Class I	$171	$530	$913	$1,987
Class T	$460	$897	$1,361	$2,640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 280% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” which means it invests, under normal circumstances, a significant portion of its assets in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Fund will take both long and short positions in the ETPs in which it invests. The Fund may also invest in one or more financial instruments, including but not limited to swap agreements (collectively, “Financial Instruments”). The Fund uses total return swaps as a principal investment strategy to increase the overall exposure of the Fund to replicate the leveraged exposures of the Underlying Index and may also use total return swaps to effect certain short positions reflected in its Underlying Index. The exposure of the Fund will vary but in any event will be no more than 200% of net assets as of each monthly rebalance date.

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of IndexIQ Advisors LLC, the Fund’s Investment Advisor. The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as Underlying Index Components. The Fund is not a fund of hedge funds.

The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology of such Underlying Index. Such Underlying Index Components include long and short positions primarily in ETFs, but may also include ETNs and ETVs.

The Underlying Index construction process begins by seeking to track the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds that employ various hedge fund investment styles (the “Strategy”). These styles may include but are not limited to long/short equity, macro, market neutral, event-driven, fixed-income arbitrage, emerging markets and other strategies commonly used by hedge fund managers.

•	Long/short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.
•	Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.
•	Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.
•	Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

•	Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.
•	Emerging Market hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds. The Underlying Index takes this notion of replication one step further by using a rules-based optimization and leverage process in an attempt to achieve its investment objective.

The Underlying Index Components of this Strategy generally provide exposures to:

•	U.S. large-cap equity;
•	U.S. small-cap equity;
•	U.S. growth equity;
•	U.S. value equity;
•	Emerging market equity, debt and sovereign debt;
•	Foreign equity (Europe, Australasia & Far East);
•	U.S. investment grade corporate debt;
•	U.S. government short- and intermediate-term maturity obligations;
•	U.S. high yield (or “junk”) corporate debt;
•	U.S. Treasury Inflation Protection Securities (“TIPS”);
•	U.S. mortgage-backed debt;
•	U.S. convertible debt;
•	Foreign sovereign debt;
•	Foreign currencies and currency futures;
•	U.S. and foreign real estate investment trusts;
•	Commodities; and
•	The implied volatility of the S&P 500 Index.

The Underlying Index is unlike traditional market-oriented indexes like the S&P 500 Index. Instead of tracking the performance of publicly-traded issuers representing a market or industry sector, the Underlying Index seeks to track the beta returns of distinct hedge fund investment styles.

For additional information about the Fund’s principal investment strategies, see “Description of the Principal Strategies and Risks of the Fund.”

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. As with all investments, you may lose money in the Fund. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Strategies and Risks of the Fund.”

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests.

Tracking Error Risk

Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

Index Risk

The Underlying Index may not be successful in replicating the performance of its target strategies.

Derivatives Risk

The Fund employs the use of derivatives, which are subject to a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. For example, entry into a swap agreement presents risks including, primarily, counterparty credit risk. The use of futures contracts presents risks, including, primarily, interest rate risk and currency risk.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Commodity Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities markets.

Exchange-Traded Product Risk

The value of a Fund’s investment in ETPs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings.

Foreign Risk

When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets.

Long/Short Risk

There is no guarantee that the returns on the Fund’s long or short, if any, positions will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.

Short Sales Risk

Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited downside potential.

Credit Default Risk

An issuer or guarantor of fixed-income securities (including ETNs) held by the Fund may default on its obligation to pay interest and repay principal.

Leverage Risk

Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Replication Management Risk

Unlike many investment companies, the Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Non-Diversification Risk

The Fund is non-diversified and may be susceptible to greater losses if a single portfolio investment declines than would a diversified mutual fund.

Risk of Investing in Real Estate Instruments

The Fund may invest in real estate instruments (“REITs”) or ETFs tracking REIT performance, which expose the Fund to real estate investment risks and to risks created by poor REIT management, adverse tax consequences and limited diversification among type and geographic location of properties.

Tax Risk

The tax treatment of derivatives is unclear for purposes of determining the Fund’s tax status.

Performance Information

The bar chart that follows shows the annual total returns of the Fund’s Class I shares for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its underlying index and another broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Fund performance is compared to the broad-based S&P 500® Index, the Underlying Index and the HFRI Fund of Funds Composite Index, which is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds. Since the Fund’s Class T shares have not commenced operations as of the date of this Prospectus, past performance information is not available for Class T shares. Performance reflects fee waivers and/or expense reimbursements in effect. If such waivers or reimbursements were not in place, the Fund's performance would be reduced. Fund performance current to the most recent month-end is available by calling 1-877-474-6399 or by visiting www.IQetfs.com.

The Fund’s year-to-date total return as of June 30, 2017 was 2.60%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	8.35%	Q3/2010
Lowest Return	–3.95%	Q3/2011

	1 Year	5 Years	Since Inception(1)
IQ Hedge Multi-Strategy Plus Fund — Class I
Returns before taxes	–0.21%	2.11%	2.18%
Returns after taxes on distributions(2)	–0.21%	1.21%	1.35%
Returns after taxes on distributions and sale of Fund shares(2)	–0.12%	1.40%	1.47%
IQ Hedge Multi-Strategy Plus Fund — Class A
Returns before taxes(3)	–6.27%	1.66%	1.78%
IQ Hedge Multi-Strategy Plus Index (reflects no deduction for fees, expenses or taxes)	2.31%	4.05%	4.38%
Standard & Poor’s 500® Composite Stock Total Return Index (reflects no deduction for fees, expenses or taxes)	11.23%	13.92%	8.45%
HFRI Fund of Funds Composite Index (reflects no deduction for fees, expenses or taxes)	0.51%	3.42%	0.68%

(1)	The Fund commenced operations on June 30, 2008.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(3)	The sales load on Class A shares was implemented on April 15, 2015. The one-year returns for Class A shares assume the current sales load was in place as of the beginning of the calendar year. The returns for the five-years and since inception periods do not reflect a sales load since no sales load was in place at the beginning of those periods.

Investment Advisor

IndexIQ Advisors LLC, the Investment Advisor, serves as the investment advisor to the Fund.

Portfolio Manager

The professionals jointly and primarily responsible for the day-to-day management of the Fund are Paul (Teddy) Fusaro and Greg Barrato. Mr. Fusaro, who is Senior Vice President of the Investment Advisor, has been a portfolio manager of the Fund since August 2013 and Mr. Barrato, who is Senior Vice President of the Investment Advisor, has been a portfolio manager of the Fund since February 2011.

Purchase and Sale of Fund Shares

The minimum initial investment for shares of Class A is generally $25,000. The minimum initial investment for shares of the Class I is generally $5,000,000.

The minimum initial investment for shares of Class T is generally $2,500. A subsequent investment minimum of $50 applies to investments in Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases apply.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

You may buy or sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase or sell shares through your financial intermediary.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Description of Principal Investment Strategies and Risks of the Fund

This section provides additional information about the principal investments and related risks of the Fund described under “Principal Investment Strategies” and “Principal Risks of the Fund” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. In addition, this section provides additional information about the Fund’s benchmark index described under “Investment Objective and Strategies — More Information About the Fund’s Benchmark Index.” Please see “Investment Objectives and Policies” in the SAI for additional information about some of the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

Principal Investment Techniques and Related Risks:

A. Portfolio Risks

Fund of Funds Risk. The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests. An investment in a Fund is subject to the risks associated with the ETPs that comprise the Fund’s Underlying Index. A Fund will indirectly pay a proportional share of the asset-based fees, if any, of the ETPs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the ETPs may be out of favor and underperform other segments.

Tracking Error/Index Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since the Fund may gain exposure to the Index Components through investments in swaps, futures or other derivative positions, the Fund’s return may not necessarily correlate to the return of the Index, as would be the case if a Fund were able to invest directly in the ETFs, ETNs and ETVs that serve as the Index Components of the Index. In addition, tracking error may occur because of differences in timing of the accrual or the valuation of dividends or interest or tax gains or losses.

In addition, there is no assurance that the Underlying Strategies that comprise the Index will track hedge fund returns, which, in turn, may adversely affect the Index’s ability to meets its objectives. While the Underlying Strategies consist of multiple liquid Index Components, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets. The Index may be exposed to more or less risk than hedge funds as an asset class. In addition, the Index’s objective to obtain returns with lower volatility than that of the S&P 500 Index may not be achieved and the actual volatility of the Index may be substantially higher or lower than its stated objective. To the extent the Fund tracks the Index, these risks could also apply to an investment in the Fund.

The Underlying Strategies and the Index are based entirely on mathematical analysis of historical data related to volatility and returns. To the extent that historical data turns out not to be predictive of future events, the return of the Underlying Strategies may deviate from the returns of the Hedge Fund Indexes.

IndexIQ does not receive hedge fund holding information but rather uses the monthly returns of the Hedge Fund Indexes as the basis for estimating the asset class exposures of hedge funds as a group. There is a risk that hedge fund return data provided by third party hedge fund index providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self reporting selection bias, or other biases.

Hedge funds often adjust their investments rapidly in view of market, political, financial or other factors, whereas the composition of the Underlying Strategies and the Index is adjusted only on a monthly basis. The potential lag between hedge fund strategy changes and Underlying Strategy changes may cause the returns of the Underlying Strategies to deviate from the returns of the Hedge Fund Indexes.

In addition, the Index may not achieve its objective of producing superior returns to the S&P 500 Index with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

Derivatives Risk. The Fund may invest in derivative securities, including futures contracts, swap agreements and other financial instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. For example, entry into swap agreements exposes the Fund to counterparty risk while the use of futures contracts may entail interest rate and currency risk, in each case among other risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The Fund will invest in derivative instruments for non-hedging purposes (such as to seek to increase the Fund’s exposure to one or more of the Index Components of the Index). Investing for non-hedging purposes may be considered a speculative practice and presents even greater risk of loss.

Market Risk. The risk that the value of the securities or other financial instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic developments or conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more market sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Commodity Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities markets. The value of commodity-based ETNs or ETVs and other commodity linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods and economic, political and regulatory developments.

Exchange-Traded Product Risk. The Fund may purchase shares in an ETF or ETV and may purchase the notes of an ETN. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF, ETN or ETV can fluctuate within a wide range, and the Fund could lose money investing in an ETF, ETN or ETV if the prices of the securities or other assets owned by the ETF, ETN or ETV decrease. In addition, ETFs, ETNs and ETVs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s or ETV’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s or ETV’s shares or ETNs may not develop or be maintained; or (3) trading of an ETF’s or ETV’s shares or ETN may be halted if the listing exchange’s officials deem such action appropriate, the shares or notes are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. In addition, ETNs are general obligations of their issuer and their trading price may be negatively impacted in the decline or perceived decline of their issuer’s creditworthiness. An investment in the Fund will entail more costs and expenses than a direct investment in the underlying ETFs, ETVs and ETNs in which it invests. As the Fund allocations to underlying ETFs, ETVs and ETNs change, or the expense ratio of underlying ETFs, ETVs and ETNs change, the operating expenses borne by the Fund from such investments may increase or decrease.

Foreign Investments Risk. When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets.

Long/Short Risk. The Fund seeks long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Short Sales Risk. In attempting to match the total return of the Index, which may include short exposures, the Fund may engage in short selling. Short selling involves leverage of the Fund’s assets and presents various risks. In order to establish a short position in a financial instrument, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons.

After selling the borrowed financial instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the financial instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed instrument, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Credit/Default Risk. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by S&P Global Ratings (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. If a security is downgraded subsequent to purchase, the Fund will not be required to dispose of the security.

The Fund may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments. To the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Leverage Risk. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. To the extent that the Fund invests in derivatives, even a small investment can have a big impact on the Fund’s market exposure. Although the Fund intends to segregate cash or highly liquid securities to cover its economic exposure on derivative contracts, its use of derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Index Components or asset classes of the Index. The other parties to certain derivative contracts present the same type of default risk as issuers of fixed income securities. Derivatives may also make the Fund’s portfolio less liquid and difficult to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may also not be available on terms that make economic sense (e.g., they may be too costly).

Replication Management Risk. Unlike many investment companies, the Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Non-Diversification Risk. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Risk of Investing in Real Estate Instruments. Real estate instruments are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

U.S. Tax Risks. To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements. If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions would be taxable to its shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. The tax treatment of derivatives is unclear for purposes of determining the Fund’s tax status.

In addition, the Fund’s transactions in Financial Instruments, including, but not limited to, options, futures contracts, hedging transactions, forward contracts and swap contracts, will be subject to special tax rules (which may include mark-to-market, constructive sale, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.

B. Additional Risk Information

The following are additional risks of investing in the Fund:

Changes in Investment Objective and Strategies. The investment objective, strategies and policies described under “Investment Objective” and “Principal Investment Strategies” above may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

Convertible Securities Risk. Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

Equity Securities Risk. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Emerging Market Securities Risk. Securities of issuers based in countries with developing economies (emerging markets) may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risk associated with the custody of securities than developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Emerging Market Sovereign Debt Risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which certain underlying ETPs may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, an underlying ETP may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which an underlying ETP will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as certain ETPs in which the Fund invests.

Foreign Currency Transaction Risk. The Fund may engage in foreign currency transactions in pursuing its investment objectives by purchasing or selling foreign currencies on a cash basis, through forward or futures contracts or by investing in ETNs or ETVs tracking foreign currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate. Currency exchange rates can also be affected unpredictably by government or central bank actions or political developments. Forward foreign currency exchange OTC contracts are also subject to counterparty risk and the absence of regulation.

Growth Investing Style Risk. Growth companies are companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses.

High Yield Securities Risk. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and increases the possibility of default. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.

Illiquid Securities Risk. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•	Both domestic and foreign securities that are not readily marketable;
•	Repurchase agreements and time deposits with a notice or demand period of more than seven days;
•	Certain over-the-counter options;
•	Certain swap transactions; and
•	Certain restricted securities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Since the Fund invests for exposure to the Index Components of the Index, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all investments within a particular Index Component, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Additionally, in the absence of an established securities market, the Fund may have to estimate the value of illiquid securities it holds, which adds a subjective element to valuing the Fund.

Industry Concentration Risk. The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. The duration of the portfolio is a measure of the portfolio’s sensitivity to changes in interest rates, with higher duration portfolios indicating greater sensitivity to changes in interest rates. As with portfolio duration, fixed-income securities with longer durations, all else being equal, tend to be more sensitive to changes in interest rates and, consequently, more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPs, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Management Risk. The Investment Advisor’s strategies to match the performance of the Index may fail. The risks of such failure increase when the Fund is unable to invest in the actual ETF, ETN and ETV Index Components and must resort to replicating such investment by purchasing the portfolio holdings of such investments or a sampling of such portfolio holdings or utilizing derivatives. This risk is further heightened when the Fund invests in securities and other financial instruments that are neither Index Components nor replicating the performance of such Index Components.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Portfolio Turnover Risk. Portfolio turnover may involve paying brokerage commissions and other transaction costs. High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains.

Securities Lending Risk. The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for foreign securities) of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests. These events could also trigger adverse tax consequences for the Fund.

Small- and Mid-Cap Companies Risk. The Fund may invest in small- or mid-cap companies. If it does so, it may be subject to certain risks associated with small- or mid-cap companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, an underlying ETP may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and an underlying ETP’s ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, an underlying ETP may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Temporary Investment Risk. The Fund may, for temporary defensive purposes or when investments in the Index Components do not comprise 100% of the Fund’s assets, invest a certain percentage of its total assets in cash and cash equivalents. Cash equivalents include investments in money-market funds, U.S. government securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO, certificates of deposit, bankers’ acceptances, repurchase agreements and non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Value Investing Style Risk. Value securities are those issued by companies that may be perceived as undervalued. Value securities may fail to appreciate for long periods of time and may never realize their full potential value.

Zero Coupon Securities Risk. The interest earned on zero coupon securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current U.S. federal income tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though no interest payments are made in cash on the security during the year.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Exchange-Traded Funds. The Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. The 1940 Act limitations on the Fund’s investment in investment companies and various conditions imposed by the SEC on exemptive relief granted to ETFs may prevent the Fund from allocating its investments to ETFs in an optimal manner.

The use of ETFs is intended to help the Fund match the total return of the Index, although that may not be the result. An ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to exchange traded vehicle risks.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by other investment companies in which it invests. Consequently, an investment in the Fund will incur higher expenses than a direct investment in the ETFs, ETNs, ETVs and money market funds utilized from time to time by the Fund.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include TIPs whose principal value is periodically adjusted according to the rate of inflation.

Total Return Swaps. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty. The Fund intends to use total return swaps in several ways to replicate the performance of the Index. Consequently, the performance of the Fund’s total return swaps will be a significant component of the Fund’s performance.

Principally, the Fund will use total return swaps to increase the exposure of the Fund to any Index Component or other portfolio investment beyond 100% of the Fund’s net asset investment in such Index Component or other portfolio investment. The exposure of the Fund will vary but in any event will be no more than 200% of its net assets as of each monthly rebalance date. The use of swaps in this way should be considered speculative and will create volatility within the Fund’s portfolio.

The Fund may also use total return swaps to replicate an Index Component’s performance. These total return swaps would reference the performance of an ETF, ETN or ETV (each an “exchange traded issuer”) that is an Index Component, an index on which such an exchange traded issuer is based, or one or more of the portfolio constituents of such exchange traded issuer.

Total return swaps are considered illiquid by the Fund. Consequently, the Fund will segregate liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. This segregation of assets, together with the Fund’s 15% of net asset limitation on investment in illiquid securities, will have the effect of limiting the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

All counterparties to total return swaps of the Fund are subject to pre-approval by the Board. The Board’s pre-approval is based on the creditworthiness of each potential swap counterparty, and the creditworthiness of such counterparties will be reviewed by the Board on at least a quarterly basis. In addition, the Investment

Advisor will monitor and manage the counterparty risk posed by the Fund’s swap counterparties and take actions as necessary to decrease counterparty risk to the Fund by, among other things, reducing swap exposures to certain counterparties and/or seeking alternate or additional counterparties. All Fund total return swap counterparties are expected to be, or affiliated with, large publicly-held financial institutions that have received investment grade ratings of AAA or AA from at least one NRSRO.

The number of Fund total return swap counterparties may vary over time. During periods of credit market turmoil or when the aggregate swap notional amount needed by the Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty credit risk. Moreover, the Fund may be unable to enter into any total return swap on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into any total return swaps, it may not be able to meet its investment objective. If the Fund is unable to enter into total return swaps, it may engage in other types of derivative transactions, although the added costs, higher asset segregation requirements and lower correlation to Index Component performance of these other derivatives may adversely affect the Fund’s ability to meet its investment objective.

Index Swaps and Options on Swaps. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. For example, in a typical equity index swap, the Fund may receive the appreciation (or depreciation) of an index from a counterparty in exchange for the payment of a fee or a different component of return.

An equity swap may be used by the Fund to get exposure to one or more Index Components. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Advisor does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

Options, Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices.

The Fund may engage in futures transactions on both U.S. and foreign exchanges in an effort to gain exposure to the Index Components of the Index. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options present the following risks:

•	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
•	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

•	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
•	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
•	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
•	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
•	Foreign exchanges may not provide the same protection as U.S. exchanges.

Commodity-Linked Securities. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked ETNs and ETVs and other commodity-linked derivatives, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Advisor seeks to provide exposure to various commodities and commodity sectors as dictated by the composition of the Index. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.

To the extent the Investment Advisor makes investments on behalf of the Fund that are regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Investment Advisor, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and is therefore not subject to registration as a commodity pool operator under the CEA.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Management

Investment Advisor

The Investment Advisor has been registered as an investment advisor with the SEC since August 2007 and is a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC. The Investment Advisor’s principal office is located at 800 Westchester Avenue, Rye Brook, NY 10573. As of June 30, 2017, the Investment Advisor had approximately $2.8 billion in assets under management.

The Investment Advisor serves as advisor to the Fund, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Investment Advisor has overall responsibility for the general management and administration of the Trust. The Investment Advisor provides an investment program for the Fund. The Investment Advisor also advises IndexIQ ETF Trust, an investment company issuing ETFs. The Investment Advisor has arranged for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Fund to operate.

Management Fee

As compensation for its services and its assumption of certain expenses, the Fund pays the Investment Advisor a management fee equal to 0.95% of the Fund’s average daily net assets that is calculated daily and paid monthly. The Investment Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The basis for the Trustees’ approval of the Investment Advisory Agreement is available in the Trust’s Annual Report for the period ended April 30, 2017.

Portfolio Management

The Investment Advisor acts as portfolio manager for the Fund. The Investment Advisor will supervise and manage the investment portfolios of the Fund and will direct the purchase and sale of such Fund’s investment securities. The Investment Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The portfolio managers who are currently jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Paul (Teddy) Fusaro and Greg Barrato.

Teddy Fusaro has been Senior Vice President of the Investment Advisor and portfolio manager of the Fund since August 2013, at which time he joined the Investment Advisor. Prior to joining the Investment Advisor, Mr. Fusaro served as Vice President, Trader and Portfolio Manager at Rafferty Asset Management LLC from 2009 to 2013 and as Analyst at Goldman Sachs & Co. from 2007 to 2009. Mr. Fusaro is a 2007 graduate from Providence College.

Greg Barrato joined the Investment Advisor as Vice President in November 2010 and has been Senior Vice President of the Investment Advisor since August 2013 and portfolio manager of the Fund since February 2011. Prior to joining the Investment Advisor, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a 2002 graduate from the University of Connecticut.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

Other Expenses

In addition to the 12b-1 fees applicable to Class A and Class T Shares (as further described in “Shareholder Guide — Distribution (12b-1) Fees”) and the investment advisory fees, the Fund pays all expenses not assumed by the Investment Advisor, including, without limitation, the following: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; the costs of printing registration statements; administrator’s fees; transfer agent’s fees; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Limitation Agreement

The Investment Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.65% of the average daily net assets for the Class I Shares, Class A Shares, and Class T Shares of the Fund for the twelve months ending August 31, 2018. The Investment Advisor currently expects that the contractual agreement will continue from fiscal year-to-fiscal year, provided such continuance is approved by the Fund’s Board of Trustees. The Fund may terminate the Expense Limitation Agreement at any time. The Investment Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Fund as set forth in the Expense Limitation

Agreement. The terms of the Expense Limitation Agreement may be revised upon renewal. The Investment Advisor is permitted to recoup from the Fund previously waived fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed as long as such recoupment does not cause Fund operating expenses to exceed the then applicable expense cap.

Board of Trustees

The Fund is a series of the Trust, which is an open-end management investment company organized as a Delaware statutory trust. The Board of Trustees of the Trust (the “Board”) supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

Other Service Providers

Index Provider

IndexIQ is the index provider for the Fund. IndexIQ is in the business of developing and maintaining financial indexes, including the Underlying Index. Presently, IndexIQ has developed and is maintaining a number of indices in addition to the Underlying Index, of which 17 are currently being used by registered investment companies. IndexIQ has entered into an index licensing agreement (the “Licensing Agreement”) with the Investment Advisor to allow the Investment Advisor’s use of the Underlying Indices for the operation of the Fund. The Investment Advisor pays licensing fees to IndexIQ from the Investment Advisor’s management fees or other resources. The Investment Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Underlying Indices. The Fund pays no fees to IndexIQ or the Investment Advisor under the Sub-Licensing Agreement.

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent

The Bank of New York Mellon (“BNY Mellon”), located at 101 Barclay Street, New York, New York 10286, serves as the Fund’s Administrator, Custodian, Transfer Agent and Securities Lending Agent. BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

Distributor

NYLIFE Distributors LLC (“NYL Distributors”), an affiliate of the Investment Advisor located at 30 Hudson Street, Jersey City, New Jersey 07302, serves the Fund’s distributor.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, serves as independent registered public accounting firm to the Fund.

Legal Counsel

Arnold & Porter Kaye Scholer LLP, located at 250 West 55th St., New York, New York 10019, serves as legal counsel to the Trust and the Fund.

The Benchmark Index

The Index is constructed in basically a two-step process. First, using a rules-based methodology, IndexIQ attempts to replicate the risk-adjusted return characteristics of the Hedge Fund Indexes in creating the six Underlying Strategies. IndexIQ then uses a proprietary rules-based methodology that optimizes the weighting of each Underlying Strategy and introduces leverage within the Index in an attempt to reproduce the Index’s objectives, which include alpha returns relative to the S&P 500 Index.

The Index is based in part on the premise that hedge fund returns, when aggregated within similar hedge fund investment styles, display significant exposures to a set of common asset classes. By properly identifying the asset classes, estimating the aggregate hedge fund strategy exposures to the asset classes, and matching the Index Component exposures to the hedge fund strategy asset class exposures, IndexIQ seeks to replicate the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are idiosyncratic, or unrelated to manager skill) of hedge funds. IndexIQ uses this technique to develop and maintain the Underlying Strategies to approximate the risk-adjusted returns of six Hedge Fund Indexes published by unaffiliated third party providers of hedge fund performance data. The following are unaffiliated third party Hedge Fund Index provider descriptions of the six hedge fund investment styles that IndexIQ seeks to replicate in its Underlying Strategies:

•	Long/Short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.
•	Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.
•	Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.
•	Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.
•	Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.
•	Emerging Market hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

Each Underlying Strategy consists of a basket of ETFs, ETNs and ETVs that IndexIQ has determined best represent the risk and return characteristics of the Hedge Fund Indexes. These ETFs, ETNs and ETVs are proxies for the asset classes in which hedge funds invest (e.g., emerging market equities) or strategies that hedge funds employ (e.g., a “carry trade” whereby one invests long in currencies of countries with high interest rates and short in currencies of countries with low interest rates). IndexIQ combines all six of the Underlying Strategies into one composite index, the Index, by using a proprietary optimization methodology. Unlike the Underlying Strategies, the investment objective of the Index is not to replicate a particular hedge fund index but rather to attempt to provide alpha returns relative to the S&P 500 Index with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index. At any given time, the Index is expected to be comprised of ten or more Index Components representing multiple asset classes and investment strategies.

The construction of the Index occurs in the following steps:

Annual selection and review of Index Components: Annually, IndexIQ reviews the basket of Index Components of each Underlying Strategy to ensure that the basket best represents the Hedge Fund Indexes’ asset class exposures and principal investment strategies and may add or delete Index Components based on statistical analysis conducted by IndexIQ. The review process examines the risk and return characteristics (e.g. total return and volatility) of all or nearly all available ETFs, ETNs and ETVs to determine if new or existing ETFs, ETNs and ETVs are representative of the Hedge Fund Indexes’ asset class exposures and principal investment strategies and thus should be incorporated into the Underlying Strategy’s basket to enhance its replication capability. Any Index Component additions or deletions become effective no later than the second quarter.

Monthly rebalance of the Underlying Strategies: Monthly, IndexIQ recalculates the weightings of the asset classes for each Underlying Strategy. The proprietary statistical analysis employed uses the most recently available hedge fund and ETF, ETN and ETV performance data to estimate the exposures of the Hedge Fund Indexes to the asset classes. IndexIQ’s methodology then selects the Index Components in such a way as to replicate as closely as possible the exposures within the Hedge Fund Indexes.

Monthly rebalance of the Index: Once the monthly Index Component weights are set for each of the six Underlying Strategies, IndexIQ’s methodology determines the weights of each Underlying Strategy within the Index. Next, the resulting weight assigned to each of the Underlying Strategies is multiplied by the weights assigned to the Index Components within the Underlying Strategies to arrive at the Index Component weights for the Index.

The weight of an Index Component of the Index may be positive or negative. In the case of a negative weighting, the Fund will invest in instruments that provide a short exposure to such component. Accordingly, the Fund’s investments may not reflect a long position in each component of the Index and the Fund’s NAV per share may decline from month to month, even if the value of any or all of the components increase during that time.

To amplify the Index’s returns, the Index increases its exposure to Index Components by up to 100% of the value of the Index Components through the use of hypothetical total return swaps. Leverage in the Index may vary from none to no more than 100% of the Index Components. The level of leverage incorporated into the Index is set to achieve an optimum target volatility consistent with the Index’s objective of having volatility lower than the S&P 500. The monthly rebalancing of the composite Index occurs contemporaneously with the monthly rebalancing of the Underlying Strategies.

The Index is comprised of Index Components covering a wide array of asset classes, many of which individually have lower volatility than the S&P 500 Index. Also, the asset classes are diversified relative to each other, which tends to lower the volatility of the overall portfolio. Combining the Index Components in an optimization process that explicitly seeks to minimize volatility allows the Index to achieve lower volatility than the S&P 500 Index. When the notional exposure is increased beyond 100% through the use of hypothetical total return swaps, the volatility of the Index rises but is still expected to be lower than the volatility of the S&P 500 Index, again due to the lower individual volatilities of some Index Components and the lower overall volatility resulting from diversification.

In selecting the Index Components for the Index, IndexIQ relies on Hedge Fund Index performance information from third party hedge fund index providers and ETFs, ETNs and ETVs returns from Factset Research Systems (“FRS”). IndexIQ makes no representation as to the correctness of the information considered and takes no responsibility for the accuracy or completeness of the data provided by third party hedge fund index providers or FRS or the impact of such data on asset class selection, Underlying Strategies, Index Components or the Index.

The Index is the exclusive property of IndexIQ. IndexIQ has contracted with the Calculation Agent to calculate the Index on a daily basis.

Code of Ethics

The Trust, the Investment Advisor and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to prevent affiliated persons of the Trust, the Investment Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

Fund Website and Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

The complete portfolio holdings for the Fund as of the end of each calendar quarter, subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed, are available on the SEC’s website at http://www.sec.gov. The Investment Advisor maintains a website for the Fund at www.IQetfs.com. The Fund may publish on its website or furnish top ten portfolio holdings information more frequently.

Shareholder Guide

Summary of Important Differences Among Share Classes

The following table provides a summary of the differences among share classes with respect to fees and other important factors*.

	Class A Shares	Class I Shares	Class T Shares
Initial Sales Charge	Yes(1)	None	Yes
Contingent deferred sales charge (CDSC)	None(2)	None	None
Redemption fees	None	None	None
Ongoing 12b-1 fees	0.25%	None	0.25%
Shareholder service fee	None	None	None
Initial minimum subscription amount	$25,000(3)	$5,000,000(4)	$2,500
Subsequent minimum subscription amount	None	None	$50
Purchase maximum	None	None	None

*	Effective April 15, 2015, outstanding Investor Class Shares were converted into Class A Shares and previously outstanding Institutional Class Shares were converted into Class I Shares.
(1)	Class A Shares have a maximum initial sales charge of 5.50% (which will decrease based upon purchase amount); provided, however, that all accounts that held Investor Class Shares as of April 14, 2015 are not subject to such initial sales charge for subsequent subscription amounts requirement for so long as such account remains open.
(2)	Class A Shares that are load waived may have a CDSC of up to 1.00% if redeemed within one year of purchase; provided, however, that no CDSC will be imposed upon an account that held Investor Class Shares as of April 14, 2015. No sales charge applies on investments of $1 million or more. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources.
(3)	Class A Shares have a $25,000 minimum initial investment requirement; provided, however, that all accounts that held Investor Class Shares as of April 14, 2015 are exempt from such higher minimum investment requirement for so long as such account remains open.
(4)	Class I Shares have a $5,000,000 minimum initial investment requirement for individual purchasers and no minimum initial investment requirement for institutional purchasers; provided, however, that all accounts that held Institutional Class Shares as of April 14, 2015 are exempt from such higher minimum investment requirement for so long as such account remains open.

Class T Considerations

•	Generally, Class T shares have a minimum initial investment amount of $2,500. Class T share balances are examined Fund-by-Fund on a semi-annual basis. Please note that you may not aggregate holdings of Class T shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent.
•	When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment in a single transaction in Class T shares of the Fund (see “Information on Sales Charges”).
•	Since some of your investment goes to pay an upfront sales charge when your purchase Class T shares, you will purchase fewer shares than you would with the same investment in other share classes with the exception of Class A Shares (offered in a separate prospectus) at certain investment amounts.
•	Unlike certain other share classes offered by the Fund, an initial sales charge applies to any purchases of Class T shares (other than reinvestment of dividends or capital gains).

Class T Shares are available only to investors who are investing through a third party financial intermediary that has entered into an agreement with the distributor authorizing the intermediary to sell Class T Shares. The Fund offers other classes of shares, which are described in a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of the Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary.

Consult a representative of your financial intermediary about the availability of Class T shares (and other classes of shares) of the Fund and the intermediary’s policies, procedures and other information. The services provided (and the fees and sales charges received) by financial intermediaries may vary by category of financial intermediary, and the services provided by financial intermediaries in the same category may differ. Sales charges and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you and service fees compensate financial intermediaries for maintaining and servicing the shares they hold in your account.

The sales charge structure and policies or features of Class T Shares may create a conflict of interest for financial intermediaries (and financial advisers) with respect to transactions in Class T Shares. Intermediaries (and financial advisers) may be financially incentivized to recommend or place orders for transactions in Class T shares because any purchase of Class T shares is subject to an initial sales charge which the intermediary (or financial adviser) receives as compensation.

Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge (which is the case for Class T shares), at the time you sell your shares as a contingent deferred sales charge (“CDSC”) and/or over time in the form of ongoing fees. Class T shares are not subject to a CDSC. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares, the amount of the sales charge and whether you are eligible for reduced or waived sales charges, if applicable. The differential between classes also will vary depending on the actual investment return for any given investment period. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary which share classes are available to you and which share class is appropriate for you.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Important factors to consider include:

•	how much you plan to invest;
•	how long you plan to hold your shares;
•	the total expenses associated with each class of shares; and
•	whether you qualify for any reduction or waiver of sales charge.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. The expenses for the Fund are presented in the Fund’s Prospectus in the table entitled, “Annual Fund Operating Expenses.” Certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

Most significant among the class-specific costs are:

•	Distribution and/or Service (12b-1) Fee — named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to reimburse the Distributor for distribution and/or shareholder services such as marketing and selling the Fund’s shares, compensating brokers and others who sell the Fund’s shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

In addition to regular operating costs, there are costs associated with an individual investor’s transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees are presented earlier in the Fund’s Prospectus in the table entitled, “Shareholder Fees.” Such charges and fees include:

•	Initial Sales Charge — also known as a “front-end sales load,” refers to a charge that is deducted from your initial investment in Class T shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount available to purchase Fund shares.

Distribution and/or service (12b-1) fees and initial sales charges are each discussed in more detail below.

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the board members and directors and employees of the Advisor and its affiliates. The Fund may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at its discretion.

Class A Shares

•	$25,000 minimum initial investment with no minimum subsequent purchase amount requirement.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation’s Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of the Advisor and its affiliates are not subject to the minimum investment requirement for Class A shares. Accounts that held Investor Class Shares as of April 14, 2015 are exempt from such higher minimum investment requirement for so long as such account remains open. See the SAI for additional information.

Class I Shares

•	Individual Investors — $5 million minimum for initial purchases and no minimum subsequent purchase amount; and
•	Institutional Investors, board members, current employees of the Advisor and its affiliates — no minimum initial or subsequent purchase amount requirement.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. Accounts that held Institutional Class Shares as of April 14, 2015 are exempt from such higher minimum investment requirement for so long as such account remains open. See the SAI for additional information.

Class T Shares

•	$2,500 minimum initial investment and a minimum subsequent purchase amount of $50, although investment minimums may vary depending on the policies of the particular intermediary.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation’s Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of the Advisor and its affiliates are not subject to the minimum investment requirement for Class T shares.

Information on Sales Charges

The initial sales charge you pay when you buy Class A Shares is indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under “Sales Charge Reductions and Waivers on Class A Shares” of the SAI. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession.

	Sales charges as a percentage of(a)		Typical dealer concession as a % of
Purchase amount	Offering price	Net investment	offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more(b)	None	None	None

(a)	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
(b)	No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See “Sales Charge Reductions and Waivers on Class A Shares” as described in the SAI.

When you invest in Class T shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that applies to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. The initial sales charge you pay when you buy Class T Shares is indicated in the following tables. The sales charge may be reduced for larger purchases, as described below, or as described under “Sales Charge Reductions and Waivers” of the SAI. Any applicable sales charge will be deducted directly from your investment. Typically, all of the sales charge will be paid to your financial intermediary firm as a concession. It is the responsibility of your financial intermediary to ensure you obtain the correct “breakpoint” discount. Other than these discounts, there are no reductions in the mutual sales charge applicable to Class T shares.

	Sales charges as a percentage of(a)		Typical dealer concession as a % of
Purchase amount	Offering price	Net investment	offering price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 to $499,999	2.00%	2.04%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.50%
$1,000,000 or more	1.00%	1.01%	1.00%

(a)	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

Sales Charge Reductions and Waivers on Class A and Class T Shares

You may be eligible for a reduction or waiver of the initial sales charge as set forth below. The Fund reserves the right to modify or eliminate these programs at any time.

Reducing the Initial Sales Charge on Class A Shares

You may be eligible to buy Class A Shares at a reduced sales charge rate through a Right of Accumulation or a Letter of Intent, as described below. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums.

Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge applicable to the subscription by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A Shares. You may not include investments in another class of Shares or your interests in the Fund held through a 401(k) plan or other employee benefit plan.

Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Class A Shares over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A Shares purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of Shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of Shares purchased. A certain portion of your Shares will be held in escrow by the Transfer Agent for this purpose.

Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying Shares directly from the Fund. If you are buying Shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine Shares of the Fund held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of the Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying Shares will combine the value of all your Fund holdings based on the current NAV per Share to determine what Class A Share sales charge rate you may qualify for on your current purchase.

If you do not inform the Transfer Agent or your financial adviser of all of your Fund holdings or planned Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

Purchases Through Financial Intermediaries

You may be eligible for elimination of the initial sales charge on Class A or Class T Shares if you purchase shares through a financial intermediary firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Distributor or an affiliate. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the Fund and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges. Whether a sales charge waiver is available for your retirement plan or charitable account may depend upon the policies and procedures of your financial intermediary. Please consult your financial intermediary for further information. Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

Class A shares may be purchased at net asset value without a sales charge through the following financial intermediaries that have entered into an agreement with the Distributor to offer the Fund’s shares to clients: Charles Schwab Corporation, Hand Securities, Inc., Morgan Stanley Smith Barney LLC, MSCS Financial Services LLC, National Financial Services LLC, Pershing LLC, TD Ameritrade, Inc., UBS Financial Services Inc. and Vanguard Group Inc. In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

More information on Class A and Class T share sales charge discounts is available in the SAI.

Distribution (12b-1) Fees

The Trust has adopted a Distribution Plan for the Class A and Class T Shares of the Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Plan allows the Fund to use its Class A and Class T assets to reimburse financial intermediaries that provide services relating to Class A Shares and Class T Shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Class A Shares and Class T Shares and/or the provision of shareholder services to Class A and Class T shareholders.

The Distribution Plan permits the Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A Shares and Class T Shares. Because these fees are paid out of the Fund’s Class A assets and Class T assets on an ongoing basis, over time they will increase the cost of an investment in Class A Shares and Class T Shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

Arrangements with Service Agents

Class A Shares, Class I Shares, and Class T Shares of the Fund are offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Class A Shares and Class T Shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Pricing Shares

The NAV of the Fund’s Class A, Class I, and Class T Shares (each a “Class”) is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that Class, less any liabilities, by the total number of shares outstanding of that Class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (the “NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

The price at which all purchases and redemptions of Fund shares are effected is based on the next calculation of NAV after the order is placed. Fund shares are valued as of the close of regular trading (normally 4:00 pm, Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Fund shares will not be priced on the days on which the NYSE is closed for trading. For purposes of calculating the NAV, the Fund normally use pricing data for securities available on the NYSE shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV already determined.

When reliable market quotations are not readily available or do not otherwise accurately reflect the fair value of a security held by the Fund, such security will be valued by another method that the Investment Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. A security’s fair value price is the price a security’s owner might reasonably expect to receive upon its sale. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted before the Fund calculates its NAV. Fair-value pricing also may be used for securities if, for example, (1) trading in a security is halted and does not resume before the Fund’s NAV calculation time or if a security does not trade in the course of a day, or (2) market quotations are not readily available for a security and the Fund holds enough of the security that its price could materially affect the Fund’s NAV. Acquired funds may also use fair value pricing under the circumstances, and with the possible effects, disclosed in the prospectuses for such funds.

To prevent “market timing” strategies or for other reasons, the Board of Trustees may elect to update the Fund’s NAV during a period when the NYSE is closed, or when certain securities markets outside the United States are closed. As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. The use of fair value pricing by the Fund indicates that a market price is generally unavailable, and in such situations the Board of Trustees (or a person acting at the Board’s direction) will estimate the value of such security using available information. In such situations, the values assigned to such securities may not necessarily represent amounts which might be realized.

How to Purchase Shares

Class A Shares, Class I Shares, and Class T Shares are generally offered only through broker-dealers and other financial intermediaries. Purchasers of Class A shares and Class T shares will typically pay an initial sales charge, also known as a “front-end sales load” which is a charge deducted from your initial investment in Class A shares and Class T shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The Fund also pays service fees and/or distribution fees to those intermediaries for services they provide to Class A and Class T shareholders.

Financial intermediaries purchasing shares for investors may purchase shares of the Fund through the Distributor or through other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. Since you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for transactions. The Transfer Agent will purchase Fund shares for your financial intermediary’s account at the NAV determined after receipt of your financial intermediary’s wire of your funds.

Generally, the Fund will not accept payment by check. For details on the availability of Fund shares and application forms, call 1-877-474-6339 or write to: IndexIQ Funds, PO Box 9843, Providence, RI 02904-8403.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.	Name
2.	Date of birth (for individuals)
3.	Residential or business street address
4.	Social security number, taxpayer identification number, or other identifying number

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, including personal information about the authorized signatories for those corporations and entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Avoid Tax Withholding

Investors must provide their social security number, employer identification number, or other taxpayer identification number on their account application. The Fund is required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to investors unless such investors provide the Fund with their correct U.S. taxpayer identification number and any required certifications in compliance with U.S. Internal Revenue Service (“IRS”) rules, or otherwise provide proof of their exemption from such withholding. Non-U.S. shareholders can qualify for exemption from such withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E.

Reinvestment of Dividends and Capital Gains

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account. There are no sales charges for reinvested distributions. Capital gains, if distributed, are distributed at least annually.

Distributions are made on a per-share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution. The Fund reserves the right to change or eliminate these privileges at any time with 30 days notice.

Policy on Late Trading

“Late trading” is a term commonly used for the practice of executing customer instructions to buy or sell mutual fund shares after the daily deadline (typically 4:00 p.m. New York time) described in this Prospectus.

Under no circumstances will the Fund, the Distributor or their affiliates accept a customer order for the Fund in violation of the terms stated in the Prospectus, nor will they knowingly permit any of their agents to do so. Orders received after 4:00 p.m. will not be executed on the date they are received, rather they will be executed the following business day and at the following day’s NAV. No individual employee of the Investment Advisor or its agents may waive this policy.

Submitting instructions to purchase Fund shares constitutes consent to this policy.

How To Redeem Shares

You may place orders to redeem shares by contacting your financial intermediary or by telephoning the Transfer Agent at 1-877-474-6339.

Redemption requests should describe the Fund from which shares will be redeemed, the Class (A, I or T) of shares to be redeemed, the number of shares (or dollar-amount) to be redeemed, and your account number. The Transfer Agent will take reasonable care to confirm that instructions are genuine. The Fund, the Investment Advisor, and their affiliated agents will not be liable for any loss, cost, or expense for acting upon telephone or email instructions that are reasonably believed to be genuine. You may also redeem shares by sending a written request to: IndexIQ Funds, PO Box 9843, Providence, RI 02904-8403.

Your sales price will be the next NAV calculated after the Fund, its Transfer Agent, or your investment representative receives your sell order. If a redemption request is received on a business day prior to 4:00 pm (Eastern time), proceeds will normally be wired to the shareholder within three business days, provided that the

Fund’s Custodian is also open for business. Payment may be made up to seven calendar days after receiving a redemption request, if in the Investment Advisor’s opinion, an earlier payment would be detrimental to the Fund. The Fund does not charge for wiring redemption payments.

The Fund may postpone payment for shares at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your request by regular or express mail.

The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods). In addition, under stressed market conditions, as well as during emergency or temporary circumstances, the Fund may distribute redemption proceeds in kind (rather than in cash), access its overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests.

Redemption In Kind

The Fund does not intend, under normal circumstances, to redeem their shares by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Board, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Trust committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Conversions Between Share Classes

You generally may also elect on a voluntary basis to convert your Class A shares that are no longer subject to a CDSC into Class I shares of the Fund, subject to satisfying the eligibility requirements of Class I shares.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion of Class A shares to Class I shares. You may be required to provide sufficient information to establish eligibility to convert to Class I shares. A permissible conversion will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the Fund expects that a conversion between share classes of the Fund should not result in the recognition of a gain or loss for U.S. federal income tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in the Fund. The Fund may change, suspend or terminate this conversion feature at any time.

Generally, there is no conversion between Class T shares and another class of the Fund.

Restrictions on Excessive Trading Practices

In accordance with the policy adopted by the Board, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and the Investment Advisor reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and the Investment Advisor will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or the Investment Advisor), the Trust (or the Investment Advisor) will exercise these rights if, in the Trust’s (or the Investment Advisor’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or the Investment Advisor), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interest of the Trust or its shareholders to those of the Investment Advisor or any affiliated person or associated person of the Investment Advisor.

As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “ — Pricing Shares.”

Pursuant to the policy adopted by the Board of the Trust, the Investment Advisor has developed criteria that it uses to identify trading activity that may be excessive. The Investment Advisor reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Investment Advisor, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, the Investment Advisor detects excessive, short term trading, the Investment Advisor is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. The Investment Advisor may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Investment Advisor will apply the criteria in a manner that, in the Investment Advisor’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisors, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While the Investment Advisor may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and the Investment Advisor will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Compensation to Financial Intermediary Firms

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the Fund and shareholders. Such compensation may vary depending upon the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify the Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Fund’s competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the Fund. To the extent permitted under applicable U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the Fund and to encourage the purchase of Fund shares by their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Fund, which may vary based on the Fund being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the Fund or retain more shares of the Fund for their clients’ accounts, the Advisor and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

Although financial firms that sell Fund shares may execute brokerage transactions for the Fund’s portfolio, the Fund and Advisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect brokerage transactions.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in the “Shareholder Fees” and “Annual Fund Operating Expenses” tables of the prospectus because the payments are not made by the Fund.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

Fund Dividends, Distributions and Taxes

Dividends And Distributions

The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Dividends and/or distributions, if any, are paid to the shareholders invested in the Fund on the applicable record date. Dividends paid by the Fund with respect to all classes of Shares are calculated in the same manner and at the same time, but dividends on Class A Shares may be lower than dividends on other classes of Fund Shares as a result of the service and/or distribution fees applicable to Class A Shares.

Net realized long-term and short-term capital gains will be distributed by the Fund at least annually. Net short-term gains may be paid more frequently. The Fund’s dividend and capital gain distributions with respect to a particular class of Shares will automatically be reinvested in additional Shares of the same class of the Fund at the NAY unless the shareholder elects to have the distributions paid in cash. Distributions which are reinvested nevertheless will be subject to U.S. federal income tax to the same extent as if such distributions had not been reinvested. A shareholder may elect to have distributions paid in cash on the account application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name and wiring instructions. Shareholders do not pay any sales charges on Shares received through the reinvestment of Fund distributions.

Distributions are made on a per share basis regardless of how long Shares have been owned. Therefore, if you invest shortly before a distribution date, some of your investment may be returned to you in the form of a distribution, which may be taxable to you.

The Fund reserves the right to change or eliminate these privileges at any time with 60 days’ notice.

U.S. Federal Income Taxation

The following is a summary of certain U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date of this Prospectus and all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund, and does not address the consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, tax-exempt shareholders, those who hold Fund Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, “non-U.S. shareholders (as defined below). This discussion does not discuss any aspect of U.S. state, local, estate and gift, or non-U.S., tax law. Furthermore, this discussion is not intended or written to be legal or tax advice to any shareholder in the Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state and local and non-U.S. tax consequences of investing in Shares, based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the U.S. Internal Revenue Service (the ”IRS“) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, non-U.S. country or other taxing jurisdiction. The following information supplements, and should be read in conjunction with, the section in the SAI entitled ”U.S. Federal Income Taxation.“

Tax Treatment of the Fund

The Fund intends to qualify and elect to be treated as a separate ”regulated investment company“ (a ”RIC“) under the Code. To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its ”investment company taxable income“ (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any.

As a RIC, the Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The remainder of this discussion assumes that the Fund will qualify for the special tax treatment accorded to RICs.

The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections), 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the twelve months ended October 31 of such year (or later if the Fund is permitted to elect and so elects), plus 100% of any undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

The Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the ”wash sale“ rules, the Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to ”U.S. shareholders.“ For purposes of this discussion, a ”U.S. shareholder“ is a beneficial owner of Fund Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property, and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income and net short-term capital gains in excess of net long-term capital losses (collectively referred to as ”ordinary income dividends“) are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (subject to an exception for distributions of ”qualified dividend income,“ as discussed below). To the extent designated as capital gain dividends by the Fund, distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses (”net capital gain“) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of ”qualified dividend income“ (defined below) are, to the extent of the Fund’s current and accumulated earnings and profits, taxed to certain non-corporate Fund shareholders at the rates generally applicable to long-term capital gain, provided that the Fund shareholder meets certain holding period and other requirements with respect to the Fund’s Shares and the Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. For this purpose, ”qualified dividend income“ generally means income from dividends received by the Fund from U.S. corporations and qualified non-U.S. corporations. Substitute payments received on Fund Shares that are lent out will be ineligible for being reported as qualified dividend income.

The Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its net capital gain and designate the retained amount as a ”deemed distribution.“ In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, each Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund and generally as capital gain thereafter.

In addition, high-income individuals (and certain trusts and estates) generally will be subject to a 3.8% Medicare tax on ”net investment income“ in addition to otherwise applicable U.S. federal income tax. ”Net investment income“ generally will include dividends (including capital gain dividends) received from the Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

If the Fund is a ”qualified fund of funds“ (i.e., a RIC at least 50% of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs) or more than 50% of the Fund’s total assets at the end of a taxable year consist of non-U.S. stock or securities, then the Fund may elect to ”pass through“ to its shareholders certain non-U.S. income taxes paid by the Fund. This means that each shareholder will be required to (i) include in gross income, even though not actually received, the shareholder’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either take a corresponding deduction (in calculating U.S. federal taxable income) or credit (in calculating U.S. federal income tax), subject to certain limitations.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Redemption or other Disposition of Shares. Any capital gain or loss realized upon a redemption or other disposition of Shares generally is treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a redemption or other disposition of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the redemption or other disposition of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to the Shares.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to ”non-U.S. shareholders.“ For purposes of this discussion, a ”non-U.S. shareholder“ is a beneficial owner of Fund Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation applicable to non-U.S. shareholders.

With respect to non-U.S. shareholders of the Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty), subject to certain exceptions for ”interest-related dividends“ and ”short-term capital gain dividends“ discussed below. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. U.S. federal withholding tax generally will not apply to any gain realized by a non-U.S. shareholder in respect of the Fund’s net capital gain. Special rules (not discussed herein) apply with respect to dividends of the Fund that are attributable to gain from the sale or exchange of ”U.S. real property interests.“

In general, all ”interest-related dividends“ and ”short-term capital gain dividends“ (each defined below) will not be subject to U.S. federal withholding tax, provided that the non-U.S. shareholder furnished the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. ”Interest-related dividends“ generally means dividends designated by the Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income. ”Short-term capital gain dividends“

generally means dividends designated by the Fund as attributable to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, the Fund may treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

In general, subject to certain exceptions, non-U.S. shareholders will not be subject to U.S. federal income or withholding tax in respect of a sale or other disposition of Fund Shares. To claim a credit or refund for any Fund-level taxes on any undistributed net capital gain (as discussed above) or any taxes collected through back-up withholding (discussed below), a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to do so.

Back-Up Withholding

The Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in the Fund) may be required to report certain information on a Fund shareholder to the IRS and withhold U.S. federal income tax (”backup withholding“) at a current rate of 28% from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s U.S. federal income tax liability.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (”FATCA“) generally imposes a 30% withholding tax on ”withholdable payments“ (defined below) made to (i) a ”foreign financial institution“ (”FFI“), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a ”non-financial foreign entity“ (”NFFE“) unless such NFFE provides certain information about its direct and indirect ”substantial U.S. owners“ to the withholding agent or certifies that it has no such U.S. owners. The beneficial owner of a ”withholdable payment“ may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA. ”Withholdable payments“ generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from the sale or disposition, occurring on or after January 1, 2019, of property of a type that can produce U.S.-source interest or dividends.

The Fund may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has ”substantial U.S. owners“ and/or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

For a more detailed tax discussion regarding an investment in the Fund, please see the section of the SAI entitled ”U.S. Federal Income Taxation.“

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance during its last five fiscal years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the respective Class of Shares (assuming reinvestment of all dividends and distributions) of the Fund. The information for the fiscal years ended April 30, 2017, April 30, 2016 and April 30, 2015 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request. The Fund’s Class T have not commenced operations as of the date of this Prospectus, therefore no financial information is available for the Fund’s Class T shares. The information for the fiscal years ended April 30, 2014 and April 30, 2013 has been audited by Ernst & Young LLP, the Fund’s former independent registered public accounting firm.

	CLASS I
	For the Year Ended April 30,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$9.84	$10.85	$11.01		$10.55	$10.26
Income from Investment Operations
Net investment income(a)*	0.10	0.09	0.14		0.12	0.14
Net realized and unrealized gain (loss)	(0.13)	(0.60)	0.27		0.50	0.33
Distributions of net realized gains from investment in other investment companies	0.00 (b)	0.01	0.06		0.00 (b)	0.02
Net increase (decrease) resulting from operations	(0.03)	(0.50)	0.47		0.62	0.49
Less distributions from:
Net investment income	—	(0.13)	(0.25)		(0.09)	(0.20)
Net realized gain	—	(0.38)	(0.38)		(0.07)	—
Total distributions to shareholders	—	(0.51)	(0.63)		(0.16)	(0.20)
Capital share transactions:
Redemption fees	—	—	—		0.00 (b)	0.00 (b)
Net asset value, end of year	$9.81	$9.84	$10.85		$11.01	$10.55
Total Return
Total investment return based on net asset value(c)	(0.30)%	(4.50)%	4.39%		5.85%	4.78%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,006	$103,588	$176,001		$181,639	$208,386
Ratio to average net assets of:(d)
Expenses net of reimbursements	1.46%	1.38%	1.16%		1.21%	1.18%
Expenses excluding reimbursements	1.46%	1.38%	1.16%		1.21%	1.18%
Net investment income*	1.05%	0.86%	1.28%		1.11%	1.40%
Portfolio turnover rate	280%	305%	116	%(e)	174%	197%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated by assuming a purchase of shares on the first day, reinvestment of all dividends and distributions at net asset value during the period and a sale of shares on the last day of the period reported. The total return would have been lower if certain expenses had not been reimbursed by the advisor.
(d)	The ratio to average net assets do not include net investment income or expenses of other investment companies in which the Fund invests.
(e)	Portfolio turnover rate excludes the value of securities received or delivered as a result of in-kind transactions.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	CLASS A
	For the Year Ended April 30,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$9.81	$10.82	$10.98		$10.52	$10.23
Income from Investment Operations
Net investment income(a)*	0.06	0.03	0.09		0.07	0.11
Net realized and unrealized gain (loss)	(0.14)	(0.59)	0.29		0.50	0.33
Distributions of net realized gains from investment in other investment companies	0.00 (b)	0.01	0.05		0.00 (b)	0.01
Net increase (decrease) resulting from operations	(0.08)	(0.55)	0.43		0.57	0.45
Less distributions from:
Net investment income	—	(0.08)	(0.21)		(0.04)	(0.16)
Net realized gain	—	(0.38)	(0.38)		(0.07)	—
Total distributions to shareholders	—	(0.46)	(0.59)		(0.11)	(0.16)
Capital share transactions:
Redemption fees	—	—	—		0.00 (b)	0.00 (b)
Net asset value, end of year	$9.73	$9.81	$10.82		$10.98	$10.52
Total Return
Total investment return based on net asset value(c)	(0.82)%	(4.99)%	3.99%		5.44%	4.42%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,722	$7,760	$19,882		$32,408	$24,779
Ratio to average net assets of:(d)
Expenses net of reimbursements	1.90%	1.90%	1.55%		1.60%	1.56%
Expenses excluding reimbursements	2.45%	1.90%	1.55%		1.60%	1.56%
Net investment income*	0.63%	0.29%	0.77%		0.63%	1.06%
Portfolio turnover rate	280%	305%	116	%(e)	174%	197%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated by assuming a purchase of shares on the first day, reinvestment of all dividends and distributions at net asset value during the period and a sale of shares on the last day of the period reported. The total return would have been lower if certain expenses had not been reimbursed by the advisor.
(d)	The ratio to average net assets do not include net investment income or expenses of other investment companies in which the Fund invests.
(e)	Portfolio turnover rate excludes the value of securities received or delivered as a result of in-kind transactions.

Privacy Policy

The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

The privacy of our shareholders is important to us. IndexIQ Trust (the “Trust”) is committed to maintaining the confidentiality, integrity and security of shareholder information. When a shareholder provides personal information, the Trust believes that the shareholder should be aware of policies to protect the confidentiality of that information.

The Trust, the Fund, their affiliates or agents may, in the course of conducting business, collect the following nonpublic personal information about you from several sources including:

•	Information we receive from the shareholder on or in applications or other forms, correspondence, or conversations, including, but not limited to account name, address, phone number, tax ID number; and
•	Information about shareholder transactions with us, our affiliates, or others, including, but not limited to, account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Trust does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, the Trust is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Trust maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The privacy policy of your financial intermediary governs how your nonpublic personal information can be shared with non-affiliated third parties.

IndexIQ Trust
Mailing Address
800 Westchester Avenue, Suite S-710
Rye Brook, New York 10573
1-877-474-6339
www.IQetfs.com

PROSPECTUS    |   AUGUST 29, 2017

IQ Hedge
Multi-Strategy Plus Fund

(Class A, Class I, and Class T Shares)

FOR MORE INFORMATION

If you would like more information about the Trust, the Fund and the Shares, the following documents are available free upon request:

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling IndexIQ at (877) 474-6339. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.IQetfs.com.

To obtain other information and for shareholder inquiries:

By telephone:	1-877-474-6339
By mail:	IndexIQ Trust PO Box 9843 Providence, RI 02904-8403
On the Internet:	SEC Edgar database: http://www.sec.gov; or www.IQetfs.com

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

No person is authorized to give any information or make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

IndexIQ® is a registered service mark of IndexIQ.

The Fund’s investment company registration number is 811-22185.

STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 29, 2017 FOR CLASS A, CLASS I, and CLASS T SHARES

IQ HEDGE MULTI-STRATEGY PLUS FUND CLASS A, CLASS I AND CLASS T SHARES

INDEXIQ TRUST
800 Westchester Avenue, Suite S-710
Rye Brook, NY 10573

This Statement of Additional Information (this “SAI”) is not a prospectus. It should be read in conjunction with and is incorporated by reference into the prospectus dated August 29, 2017, for the Class A (IQHOX) Shares, Class I (IQHIX) Shares and Class T Shares, (the “Prospectus”) of the IQ Hedge Multi-Strategy Plus Fund (the “Fund”) of IndexIQ Trust (the “Trust”), as such Prospectus may be revised from time to time.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Fund’s audited financial statements for the most recent fiscal year are incorporated in this SAI by reference to the Fund’s most recent Annual Report to Shareholders (File No. 811-22185). You may obtain a copy of the Fund’s Annual Report at no charge by request to the Fund at the address or phone number noted below.

A copy of the Trust’s Prospectus relating to the Fund may be obtained without charge by writing to the Trust at P.O. Box 9843, Providence, RI 02904-8403, by calling (888) 934-0777, or by visiting the Trust’s website at www.IQetfs.com.

i

INTRODUCTION

The Trust was organized as a Delaware statutory trust on February 20, 2008. The Fund, a series of the Trust, is described in this SAI. The Fund is a non-diversified, open-end, management investment company, as defined by the Investment Company Act of 1940 (the “1940 Act”).

The Fund is managed by IndexIQ Advisors LLC (the “Investment Advisor”). The Investment Advisor has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since August 2007 and is a wholly owned indirect subsidiary of New York Life Investment Management Holdings LLC.

The following information relates to and supplements the description of the Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objectives, practices, policies, and risks. Investing in the Fund entails certain risks and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVES, PRACTICES, POLICIES, AND RISKS

The Fund has a distinct investment objective and policies. There can be no assurance that the Fund’s objective will be achieved. The investment objectives, practices, policies, and risks of the Fund are discussed in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.

The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program.

The following discussion supplements the information in the Fund’s Prospectus.

General Information Regarding the Fund

The Fund seeks to achieve investment results that correspond to the total return of the IQ Hedge Multi-Strategy Plus Index (the “Index”).

The following is further discussion concerning particular instruments in which the Fund may invest and investment strategies that the Fund may use.

Other Investment Companies

Within the 1940 Act’s statutory restrictions applicable to the Fund’s investments in other investment companies, the Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds (“ETFs”)), but may neither invest more than 5% of its total assets in the securities of any one investment company nor acquire more than 3% of the voting securities of any other investment company. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETF and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. Upon meeting certain conditions, the Fund may also invest in money market funds beyond the statutory limits described above. The Fund’s investment in ETFs is a principal investment strategy.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. An investment in the Fund will entail more costs and expenses than a direct investment in its underlying ETFs. As the Fund allocations to underlying ETFs change, or the expense ratio of underlying ETPs change, the operating expenses borne by the Fund from such investments may increase or decrease.

ETFs are unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. Typically, the Fund would purchase ETF shares in order to obtain exposure to the components of the Index (“Index Components”) while maintaining flexibility to meet liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

U.S. Government Securities

As a principal strategy, the Fund may invest in U.S. Government Securities having maturities of less than 397 days (“short-term government bonds”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. Government Securities include (to the extent consistent with the 1940 Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the 1940 Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

The Fund may also purchase U.S. Government Securities that are not short-term government bonds and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). The Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Total Return Swaps, Options on Swaps, Index Swaps, Currency Swaps and Interest Rate Swaps, Caps, Floors and Collars

The Fund may enter into total return, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars in an attempt to match the returns one or more of the Index Components that comprise the Index. For the same purposes, the Fund may also enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Total return swaps, index swaps and swaptions are a part of the Fund’s principal investment strategies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The use of currency swaps and interest rate swaps, caps, floors and collars are not principal investment strategies of the Fund.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return and index swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return and index swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return or index swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Fund and the Investment Advisor believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Advisor.

The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisor is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisor, under the supervision of the Board of Trustees of the Trust (the “Board”), is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, swaptions, caps, floors and collars.

By way of example involving the Fund employing 100% leverage through a total return index swap, if the Fund owned $1 million of the shares of an ETF replicating the performance of the Standard & Poor’s 500® Composite Total Return Index (the “S&P 500 Index”), the Fund would also enter into a $1 million notional amount total return swap with a financial institution counterparty based on the S&P 500 Index. Under this swap, the Fund would have the right to receive payments of any appreciation in the S&P 500 Index as if it had invested $1 million in the index on the first day of the swap. If the value of the S&P 500 Index declines during the swap term, the Fund is obligated to make payments to the swap counterparty on the decline in value of the notional amount. The swap counterparty would also receive fee payments equal to interest at a stated rate, the London Inter-Bank Offered Rate (“LIBOR”) plus 0.50% for example, on the notional amount. The swaps entered into by the Fund will have re-set provisions so that its value would be re-set to zero if the value of the swap increases or decreases by a fixed percentage of the notional amount. In essence, the Fund gains exposure to $2 million of the S&P 500 Index even though it has only $1 million invested in a S&P 500 Index ETF. In addition, the Fund may use inverse total return swaps under which the Fund would pay amounts representing appreciation of a referenced index, security or other asset and receive payments representing depreciation of same. Inverse swaps will allow the Fund to gain short exposures to asset classes. The Fund may also use total return swaps if it is unable to make investments in securities representing asset classes. Where there are liquidity, pricing or other trading issues attendant to the Fund’s use of ETFs, exchange trade notes (“ETNs”) or other exchange traded vehicles (“ETVs”), or their underlying components, the Fund may use total return swaps on the indexes upon which the ETFs, ETNs or ETVs are based to achieve exposures to asset classes that are similar to the exposures in the Index.

Equity Swaps

As a part of its principal investment strategy, the Fund may enter into equity swaps in an attempt to match the returns of the Index Components that comprise the Index. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s exposure, the Fund and its Investment Advisor believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Advisor. The Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Short Sales

The Fund may engage in short sales as a part of its principal investment strategy, including short sales against the box. In a short sale, the seller sells a borrowed financial instrument and has a corresponding obligation to the lender to return the identical instrument. The seller does not immediately deliver the financial instruments sold and is said to have a short position in those instruments until delivery occurs. While a short sale is made by selling an instruments the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, instruments identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for an instrument the Fund does not wish to sell immediately. If the Fund sells financial instruments securities short against the box, it may protect itself from loss if the price of the instruments declines in the future, but will lose the opportunity to profit on such instruments if the price rises.

If the Fund effects a short sale of financial instruments at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Futures Contracts and Options on Futures Contracts

As a part of its principal investment strategy, the Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. The Fund may engage in futures and related option transactions in an attempt to match the returns of the Index Components and the total return of the Index. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts entered into by the Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the United States securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets. The Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between the Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of the Investment Advisor to analyze correctly the futures markets.

Foreign Securities

The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States.

Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Under normal circumstances, the Fund will invest in foreign securities as may be necessary in order to achieve exposure to the Index Components. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear to offer the opportunity for potential long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to take advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves certain special risks, including those discussed in the Fund’s Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of their securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets,” below.

Investing in Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa.

The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Advisor anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “U.S. Federal Income Taxation.”

Forward Foreign Currency Exchange Contracts. The Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Index as a part of its principal investment strategy. The Fund may, for example, enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

The Fund may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of the Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of the Fund’s commitments with respect to such contracts.

While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. The Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Advisor. To the extent that a substantial portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets to equal to such contracts’ full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Commodity-Linked Securities

In an attempt to match the returns of the Index, the Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-based ETNs and ETVs and other commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Advisor seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Corporate Debt Obligations

The Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. The Fund will not invest in junk bond securities. To the extent any debt obligation held in the Fund’s portfolio is downgraded by a rating organization to below an investment grade rating, factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund’s net asset value and the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Fund to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisor could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Advisor will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Investment Advisor may employ its own credit research and analysis, which may include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Advisor continually monitors the investments in the Fund’s portfolio and from time to time may evaluate whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Commercial Paper and Other Short-Term Corporate Obligations

As a non-principal investment strategy, the Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Variable and Floating Rate Securities

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Lending of Portfolio Securities

The Fund may lend portfolio securities constituting up to 33⅓% of the Fund’s total assets (as permitted by the 1940 Act). Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers, pursuant to agreements requiring the loans to be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, irrevocable bank letters of credit (upon consent of the Board) or any combination thereof, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in liquid, short-term investments approved by the Investment Advisor.

Investing the collateral subjects the Fund to risks, and the Fund will be responsible for any loss that may result from its investment of the borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. The Fund will generally not have the right to vote securities during the existence of the loan, but the Investment Advisor may call the loan to exercise the Fund’s voting or consent rights on material matters affecting the Fund’s investment in such loaned securities. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially.

Loans will be made only to firms deemed creditworthy, and when the consideration which can be earned from securities loans is deemed to justify the attendant risk. The creditworthiness of a borrower will be considered in determining whether to lend portfolio securities and will be monitored during the period of the loan. It is intended that the value of securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or the Prospectus regarding investing in fixed-income securities and cash equivalents.

Structured Notes

The Fund may invest in structured notes as a non-principal investment strategy. In one type of structured note in which the Fund may invest, the issuer of the note will be a highly creditworthy party. The term of the note will be for a year and a day. The note will be issued at par value. The amount payable at maturity, early redemption or “knockout” (as defined below) of the note will depend directly on the performance of the Index. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the index over the term of the note in excess of a specified interest factor, and an agreed-upon multiple (the “leverage factor”). The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest may be payable monthly, quarterly, or at maturity. The issuer of the note will be entitled to an annual fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity, early redemption or knockout of each note will be calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of (i) the percentage increase (or decrease) of the Index over the applicable period, less a specified interest percentage, multiplied by (ii) the face amount of the note, and by (iii) the leverage factor. The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The note will become automatically payable (i.e., will “knockout”) if the relevant index declines by 15%. In the event that the index has declined to the knockout level (or below) during any day, the redemption price of the note will be based on the closing index value of the next day. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. The Fund while holding the note will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the CEA. The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.

With respect to a second type of structured note in which the Fund may invest, the issuer of the note will be a highly creditworthy party. The term of the note will be for six months. The note will be issued at par value. The amount payable at maturity or early redemption of the note will depend directly on the performance of a specified basket of 6-month futures contracts with respect to all of the commodities in the Index, with weightings of the different commodities similar to the weightings in the Index. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the value of the specified basket of commodities futures over the term of the note in excess of a specified interest factor, and the leverage factor of three, but in no event will the amount payable at maturity be less than 51% of the issue price of the note. The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest may be payable at monthly, quarterly, or at maturity. The issuer of the note will be entitled to a fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity or early redemption of each note will be the greater of (i) 51% of the issue price of the note and (ii) the amount calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of the percentage increase (or decrease) of the specified basket of commodities futures over the applicable period, less a specified interest percentage, multiplied by the face amount of the note, and by the leverage factor. The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. The Fund while holding the note will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the CEA. The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.

Bank Obligations

As a non-principal investment strategy, the Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds

The Fund’s investments in fixed-income securities may include, as a non-principal investment strategy, zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is subject to certain distribution requirements under the Code in order for the Fund to qualify as a regulated investment company. Because no cash generally is received by the Fund at the time of accrual, the Fund may need to liquidate other portfolio securities to obtain sufficient cash to satisfy its distribution obligations.

When-Issued Securities and Forward Commitments

As a non-principal investment strategy, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Custodial Receipts and Trust Certificates

The Fund may invest, as a non-principal investment strategy, in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Non-Diversified Status

Since the Fund is “non-diversified” under the 1940 Act, it is subject only to certain U.S. federal tax diversification requirements. Under U.S. federal income tax laws, in order for the Fund to qualify as a regulated investment company, at least 50% of the Fund’s total assets must be represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s assets may be invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock of each such issuer is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or business, or in the securities of certain publicly traded partnerships. These tests apply at the end of each quarter of the taxable year.

Portfolio Turnover

The Fund’s portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in Index Component weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover. The Fund’s portfolio turnover rate is set forth in the Prospectus under “Portfolio Turnover” and “Financial Highlights.”

Cyber Security

With the increasing use of the Internet and technology in connection with the Fund’s operations, the Fund has become potentially more susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Fund’s systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Fund’s systems. A cyber security breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s NAV, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs.

The Fund and its shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents. In addition, because the Fund works closely with third-party service providers (e.g., custodians and unaffiliated sub-advisers), indirect cyber security breaches at such third-party service providers may subject Fund shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which a Fund invests may similarly negatively impact Fund shareholders because of a decrease in the value of these securities. While the Fund has established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful particularly since the Fund does not control the cyber security systems of issuers or third-party service providers. The Fund and its shareholders could be negatively impacted as a result.

Liquidation of Fund

The Board may determine to close and liquidate the Fund at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Trust or the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or the Fund.

For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction B, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Fund may not:

A. Invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government or any of its agencies or instrumentalities). Nonetheless, to the extent the Index is concentrated in a particular industry or group of industries, the Fund’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Index Components to track the Index.

B. Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in portfolio transactions, such as mortgage dollar rolls which are accounted for as financings.

C. Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

D. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

E. Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

F. Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts, including structured notes, futures contracts and options on such contracts, that are commodities or commodity contracts or that represent indices of commodities prices or that reflect the return of such indices.

G. Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single ETF, open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

The Fund may not:

1.	Invest in companies for the purpose of exercising control or management.
2.	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).
3.	Purchase additional securities if the Fund’s borrowings exceed 5% of its net assets.

For purposes of restriction (2) above, Rule 144A securities will be considered illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the 1933 Act. If securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid, the value of those securities may drop and the Fund’s aggregate investments in illiquid securities may exceed the 15% cap. The Fund will not purchase additional illiquid securities if the percentage of illiquid securities that it holds exceed 15% of its net assets.

Tax Risks. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

MANAGEMENT

Board Responsibilities. The business of the Trust is managed under the direction of the Board. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk, is performed by the service providers of the Trust, such as the Investment Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Investment Advisor presents the Board with information concerning the investment objectives, strategies and risks of the investment portfolio. Additionally, the Investment Advisor provides the Board with an overview of, among other things, the firm’s investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Trust employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Advisor and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement with the Investment Advisor, the Board receives detailed information from the Investment Advisor. Among other things, the Board regularly considers the Investment Advisor’s adherence to each Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the financial statements of the Fund, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Trust, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Investment Advisor and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Adam Patti, is an interested person of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act (the “Interested Trustee”) because of his affiliation with the Investment Advisor. Three of the Trustees, Reena Aggarwal, Michael Pignataro and Paul Schaeffer, and their immediate family members have no affiliation or business connection with the Investment Advisor or the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Investment Advisor or the Fund’s principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”

There is an Audit Committee and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter. There is a Valuation Committee, which is comprised of the Independent Trustees and representatives of the Investment Advisor to take action in connection with the valuation of portfolio securities held by the Fund in accordance with the Board-approved Valuation Procedures. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Fund, the number of portfolios overseen by the Board and the total number of trustees on the Board.

Independent Trustees

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Reena Aggarwal 1957	Trustee	Since August 2008	Vice Provost of Faculty (2016 to present), Georgetown University, Robert E. McDonough Professor (2003 to present) and Professor of Finance, McDonough School of Business, Georgetown University (2000 to present); Director, Georgetown Center for Financial Markets and Policy (2010 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to 2014).	22	FBR & Co. (investment banking) (2011 to 2017) Cohen & Steers (asset management) (2016 to present) Director, Brightwood Capital Advisors, L.P. (private equity investment) (2013 to present)
Michael A. Pignataro, 1959	Trustee	Since April 2015	Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	22	The New Ireland Fund, Inc. (closed-end fund) (2015 to present)
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, AlphaHut (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present); Managing Director, Forward Management LLC (asset management) (2010 to 2013); and President, ReFlow Management (mutual fund service provider) (2008 to 2010).	22	Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to present); PopTech! (conference operator) (2012 to present)

Interested Trustee

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Adam S. Patti(4) 1970	Chairman and Trustee President and Principal Executive Officer	Since November 2008 Since July 2008	Chairman, Trustee, President and Principal Executive, IndexIQ Trust (2008 to present); Chief Executive Officer, the Investment Advisor (2007 to present); and Chief Executive Officer, IndexIQ (2006 to present).	22	None

Officers of the Trust

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Kevin M. Bopp, 1969	Chief Compliance Officer	Since January 2017	Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2017); Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014), MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014).
Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015	Chief Legal Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2015), Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).
David L. Fogel, 1971	Treasurer, Principal Financial Officer and Principal Accounting Officer Executive Vice President	Since October 2008 Since June 2011	Treasurer, Principal Financial Officer and Principal Accounting Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (2008 to present); President (2013 to present) and Executive Vice President (2006 to 2013), IndexIQ; Chief Compliance Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (2008 to 2015).

(1)	The address of each Trustee or Officer is c/o IndexIQ, 800 Westchester Avenue, Suite S-710, Rye Brook, New York 10573.
(2)	Trustees and Officers serve until their successors are duly elected and qualified.
(3)	The Fund is part of a “fund complex”. The fund complex includes all open-end funds (including all of their portfolios) advised by the Investment Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds and the one fund of the IndexIQ Trust advised by the Investment Advisor.
(4)	Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Investment Advisor.

The Board met four times during the fiscal year ended April 30, 2017.

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (vi) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. All of the Independent Trustees serve on the Trust’s Audit Committee. During the fiscal year ended April 30, 2017, the Audit Committee met two times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its Investment Advisor or distributor (as defined by the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the IndexIQ Trust Nominating Committee. During the fiscal year ended April 30, 2017, the Nominating Committee met one time.

Valuation Committee. The Valuation Committee shall oversee the implementation of the Trust’s Valuation Procedures. The Valuation Committee shall make fair value determinations on behalf of the Board as specified in the Valuation Procedures.  The Valuation Committee has appointed the Advisor Fair Valuation Committee to deal in the first instance with questions that arise or cannot be resolved under the Valuation Procedures. All of the Independent Trustees serve on the Trust’s Valuation Committee. During the fiscal year ended April 30, 2017, the Valuation Committee met four times.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Patti should serve as trustee of the Fund because of the experience he has gained as Chief Executive Officer of the Investment Advisor and Chief Executive Officer of IndexIQ, his knowledge of and experience in the financial services industry, and the experience he has gained serving as chairman and trustee of the Fund since 2008.

The Trust has concluded that Ms. Aggarwal should serve as trustee of the Fund and as the audit committee financial expert because of the experience she has gained as a professor of finance, deputy dean at Georgetown University’s McDonough School of Business and Director of the Georgetown Center for Fiancial Markets and Policy, her service as trustee for another mutual fund family, the experience she has gained serving as trustee of the Fund since 2008 and her general expertise with respect to financial matters and accounting principles.

The Trust has concluded that Mr. Pignataro should serve as trustee of the Fund because of the experience he has gained as a businessman and, in particular, his prior service in the financial services industry as a Director of Credit Suisse Asset Management and Chief Financial Officer of the Credit Suisse Funds.

The Trust has concluded that Mr. Schaeffer should serve as trustee of the Fund because of his experience in the financial services industry, including his experience as a director of and service provider to investment companies.

Trustee Ownership of Fund Shares

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2016.

Name of Trustee		Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Components(1)

Reena Aggarwal	IQ Hedge Multi-Strategy Plus Fund	None	None

Michael A. Pignataro	IQ Hedge Multi-Strategy Plus Fund	None	None

Paul D. Schaeffer	IQ Hedge Multi-Strategy Plus Fund	None	$50,001 – $100,000

Adam S. Patti	IQ Hedge Multi-Strategy Plus Fund	None	over $500,000

(1)	“Family of Investment Companies” consists of all mutual funds and ETFs advised by the Investment Advisor.

Board Compensation

For each in-person quarterly Board Meeting, each Independent Trustee receives $5,000. For each additional in-person meeting, each Independent Trustee receives $3,000 and for any phone meeting, each Independent Trustee receives $2,000. As chair of the Audit Committee, Ms. Aggarwal receives an annual stipend of $20,000. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. The following table sets forth certain information with respect to the compensation of each Trustee for the fiscal year ended April 30, 2017:

Name and Position	Aggregate Compensation From The Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees(1)
Reena Aggarwal, Trustee	$40,000	N/A	N/A	$78,000
Michael A. Pignataro, Trustee	$20,000	N/A	N/A	$43,000
Paul D. Schaeffer, Trustee	$20,000	N/A	N/A	$43,000
Adam S. Patti, Trustee & Chairman	None	None	None	None

(1)	“Fund Complex” consists of all mutual funds and ETFs advised by the Investment Advisor.

Code of Ethics

The Trust, its Investment Advisor and principal underwriter each have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

MANAGEMENT SERVICES

INVESTMENT ADVISOR

IndexIQ Advisors LLC serves as Investment Advisor to the Fund pursuant to an Investment Advisory Agreement between the Trust and the Investment Advisor. The Investment Advisory Agreement will continue in effect with respect to the Fund from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the Investment Advisor or by the Investment Advisor upon 60 days’ written notice to the Trust.

Pursuant to the Investment Advisory Agreement the Investment Advisor is entitled to receive a fee, payable monthly, at the annual rates of 0.95% of the Fund’s average daily net assets.

In addition to providing advisory services, under its Investment Advisory Agreement, the Investment Advisor also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for at the Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and SAIs and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Expense Limitation Agreement

The Investment Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, the fees and expenses of investment companies that are acquired by the Fund, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.65% of the average daily net assets for the Class I Shares, Class A Shares, and Class T Shares of the Fund for the period ending August 31, 2018. The Investment Advisor currently expects that the contractual agreement will continue from fiscal year-to-fiscal year provided such continuance is approved by the Board. The Fund may terminate the Expense Limitation Agreement at any time. The Investment Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal.

ADVISORY FEES

For the last three fiscal years ended April 30, advisory fees paid to the Investment Advisor were as follows:

Name	Fees Paid to Investment Advisor for the Fiscal Year Ended 2017	Fees Paid to Investment Advisor for the Fiscal Year Ended 2016	Fees Paid to Investment Advisor for Fiscal Year Ended 2015
IQ Hedge Multi-Strategy Plus Fund	$910,098	$1,443,605	$2,154,654

 As described above, the Investment Advisor has agreed, through August 31, 2018, to waive fees and reimburse expenses of the Class A, Class I, and Class T shares of the Fund. Class T shares have not commenced operations as of the date of the Statement of Additional Information. For the last three fiscal years ended April 30, the Investment Advisor waived fees and reimbursed expenses as follows:

		2017		2016		2015
Name	Commencement of Operations	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed
IQ Hedge Multi-Strategy Plus Fund – Class I	6/30/08	$ –	$ –	$ –	$ –	$ –	$ –

IQ Hedge Multi-Strategy Plus Fund – Class A	7/23/08	$ –	$32,314	$ –	$ –	$ –	$ –

 The Fund has agreed to reimburse the Investment Advisor for any operating expenses in excess of the expense limitation paid, waived or assumed by the adviser for that Fund during the limitation period, provided the Investment Advisor would not be entitled to recapture any amount that would cause the Fund’s operating expenses to exceed the expense limitation during the year in which the recapture would be made, and provided further that no amount will be recaptured by the Investment Advisor more than three years after the year in which it was incurred or waived by the Investment Advisor.

For the fiscal years ended April 30, the Investment Advisor recaptured the following amounts:

Name	2017	2016	2015
IQ Hedge Multi-Strategy Plus Fund – Class I	None	None	None

IQ Hedge Multi-Strategy Plus Fund – Class A	None	None	None

IQ Hedge Multi-Strategy Plus Fund – Class T(1)	None	None	None

(1)	Class T shares have not commenced operations as of the date of this Statement of Additional Information.

PORTFOLIO MANAGER

The Investment Advisor acts as portfolio manager for the Fund. The Investment Advisor will supervise and manage the investment portfolios of the Fund and will direct the purchase and sale of the Fund’s investment securities. The Investment Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The portfolio managers who are currently jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Paul (Teddy) Fusaro and Greg Barrato.

Teddy Fusaro has been Senior Vice President of the Investment Advisor and portfolio manager of the Fund since August 2013, at which time he joined the Investment Advisor. Prior to joining the Investment Advisor, Mr. Fusaro served as Vice President, Trader and Portfolio Manager at Rafferty Asset Management LLC from 2009 to 2013 and as Analyst at Goldman Sachs & Co. from 2007 to 2009. Mr. Fusaro is a 2007 graduate from Providence College.

Greg Barrato joined the Investment Advisor as Vice President in November 2010 and has been Senior Vice President of the Investment Advisor since August 2013 and portfolio manager of the Fund since February 2011. Prior to joining the Investment Advisor, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a 2002 graduate from the University of Connecticut.

Other Accounts Managed

The following tables provide additional information about other portfolios or accounts managed by the Fund’s portfolio managers as of April 30, 2017.

Total number of other accounts managed by the portfolio managers within each category below and the total assets in the accounts managed within each category below.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($m)
Greg Barrato	21	2,339			1	67.5
Paul (Teddy) Fusaro	21	2,339			1	67.5

Material Conflicts Of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The portfolio managers generally manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by the portfolio managers may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for the portfolio managers does not generally provide incentive to favor one account over another because that part of a managers’ bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio managers’ bonus and there is no formula that is applied to weight the factors listed (see “Compensation for Portfolio Manager”). In addition, current trading practices do not allow the Investment Advisor to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio’s rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

Compensation for Portfolio Manager

The portfolio managers receive a base pay and an annual bonus incentive based on performance against individual and organizational unit objectives, as well as overall Investment Advisor results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who obtain results consistent with the objectives of the products under the individual’s management. In addition, these employees also participate in a long-term incentive program. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Ownership of Securities. The portfolio managers do not own Shares of the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator, custodian, transfer agent and securities lending agent. BNY Mellon’s principal address is 101 Barclay Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. BNY Mellon is responsible for maintaining the books and records and calculating the daily net asset value of the Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. BNY Mellon also provides persons satisfactory to the Board to serve as officers of the Trust.

Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. BNY Mellon is required, upon order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for the Fund. Under the Custody Agreement, BNY Mellon is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States.

Pursuant to a Transfer Agency Services Agreement with the Trust, BNY Mellon acts as transfer agent to the Fund, dividend disbursing agent and shareholder servicing agent to the Fund.

As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

BNY Mellon received the following amounts for administration services for the last three fiscal years ended April 30:

Fund	Commencement of Operations	Administration Fees for Fiscal Year Ended 2017	Administration Fees for Fiscal Year Ended 2016	Administration Fees for Fiscal Year Ended 2015
IQ Hedge Multi-Strategy Plus Fund	June 30, 2008	$74,004	$111,294	$123,795

BNY Mellon also serves as the Trust’s securities lending agent pursuant to a Securities Lending Authorization Agreement. As compensation for providing securities lending services, BNY Mellon receives a portion of the income earned by the Fund on collateral investments in connection with the lending program.

DISTRIBUTOR

The Trust will conduct a continuous offering of its securities.

NYLIFE Distributors LLC (“NYL Distributors”), an affiliate of New York Life Investment Management Holdings LLC, located at 30 Hudson Street, Jersey City, New Jersey 07302, is the distributor of the Fund (the “Distributor”). NYL Distributors is a broker-dealer registered with the SEC pursuant to the Securities Exchange Act of 1934 (the “1934 Act”) and a member in good standing of the Financial Industry Regulatory Authority.

Following its initial two year term, the Distribution Agreement between the Trust and NYL Distributors may be terminated by either party upon 60-days’ prior written notice to the other party. After the initial two-year term, the Distribution Agreement will continue in effect with respect to the Fund and each class of Shares thereof for successive one-year periods, provided that each such continuance is approved according to the requirements of the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), located at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm to the Trust.

Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, will continue as tax advisor to the Trust and will prepare the Fund’s federal, state and excise tax returns, and advise the Trust on matters of accounting and federal and state income taxation.

COUNSEL

Arnold & Porter Kaye Scholer LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Trust and the Fund.

OTHER EXPENSES

Except for the expenses paid by the Investment Advisor, the Trust bears all costs of its operations. The Fund is responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, shareholders, or employees of the Investment Advisor or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Advisor or the Trust, and any counsel retained exclusively for their benefit; (vi) fees and expenses of third-party service providers; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) any expenses allocated or allocable to a specific class of shares (“Class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Multiple-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) and subject to review and approval by the Board.

DISTRIBUTION OF TRUST SHARES

DISTRIBUTOR AND MULTI-CLASS PLAN

NYLIFE Distributors LLC serves as the principal underwriter of each class of the Trust’s shares pursuant to the Distribution Agreement.

The Trust currently offers three classes of shares for the Fund: the Class A Shares (formerly known as Investor Class Shares), the Class I Shares (formerly known as Institutional Class Shares) and Class T Shares. The Fund in the future may offer additional classes. Class T Shares have not commenced operations as of the date of this Statement of Additional Information.

Class A, Class I and Class T Shares (collectively, the “Shares”) are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and the Fund pays service or distribution fees to such entities for services they provide to Class A and Class T shareholders.

Under the Trust’s Multi-Class Plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Board’s discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses, including advisory expenses, are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

DISTRIBUTION PLANS FOR CLASS A SHARES AND CLASS T SHARES

The Trust has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A Shares and Class T Shares of the Fund. The Class A and Class T Shares of the Fund are anticipated to benefit from the Distribution Plans through, among other things, causing increases in Class A and Class T assets which are expected to provide economies of scale with respect to Class A and Class T expenses.

Under the terms of each Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective Class A Shares and Class T Shares of the Fund, in amounts up to (on an annual basis) 0.25% of the respective average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Class A Shares and Class T Shares and/or the provision of certain shareholder services to its customers that invest in Class A Shares and Class T Shares of the Fund. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses and SAIs; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class T Shares and assisting investors in completing application forms and selecting dividend and other account options.

Fees paid pursuant to the Distribution Plan of a class may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (the successor organization to the National Association of Securities Dealers) (“FINRA”). The Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class A and/or Class T Shares shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the

Class A and/or Class T Shares and by vote of a majority of both (i) the Trustees of the Trust and (ii) Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Plan Trustees. The Distribution Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Distribution Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such Plan. The Distribution Plan requires that the Class A Shares and/or Class T Shares incur no interest or carrying charges.

FINRA rules limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” as defined by FINRA, mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) and are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to the Distribution Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.

No interested person of the Fund or any Trustee has a direct or indirect financial interest in the operation of the Distribution Plans.

Class T Shares have not commenced operations as of the date of this Statement of Additional Information, therefore, no information is available for Class T Shares.

For the fiscal year ended April 30, 2017, the Fund paid the following distribution expenses for Class A Shares:

Name	Printing	Underwriting Compensation	Compensation to Broker- Dealers	Marketing / Advertising	Other
IQ Hedge Multi-Strategy Plus Fund	$0	$0	$14,933	$0	$0

ADDITIONAL INFORMATION ABOUT CLASS A, CLASS I AND CLASS T SHARES

Class A, Class I and Class T Shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as retirement or savings plans and their sponsors or service providers (“Service Agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Class A or Class T Shares. The Investment Advisor and its affiliates may pay, out of their own assets and at no cost to the Fund, amounts to Service Agents for providing bona fide shareholder services to shareholders holding Class A, Class I or Class T Shares through such Service Agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service Agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service Agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agents for information regarding these fees and conditions. In addition, the Investment Advisor and its affiliates may also make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class A Shares, Class I or Class T Shares of the Fund. The payments described in this paragraph may be significant to the payors and the payees.

Sales Charge Reductions and Waivers

You may also be eligible for a waiver of the initial sales charge as set forth below. The Fund reserves the right to modify or eliminate these programs at any time.

Reducing the Initial Sales Charge on Class A Shares

You may be eligible to buy Class A Shares at a reduced sales charge rate through a Right of Accumulation or a Letter of Intent, as described below. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums.

Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge applicable to the subscription by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A Shares. You may not include investments in another class of Shares or your interests in the Fund held through a 401(k) plan or other employee benefit plan.

Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Class A Shares over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A Shares purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of Shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of Shares purchased. A certain portion of your Shares will be held in escrow by the Transfer Agent for this purpose.

Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying Shares directly from the Fund. If you are buying Shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine Shares of the Fund held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of the Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying Shares will combine the value of all your Fund holdings based on the current NAV per Share to determine what Class A Share sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your Fund holdings or planned Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

“Spouse,” with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Class A Shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

• 50 or more participants; or

• an aggregate investment in Shares of any class of the Fund of $1,000,000 or more.

However, Class A Shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a contingent deferred sales charge (“CDSC”) upon redemption

Purchases Through Financial Intermediaries

You may be eligible for elimination of the initial sales charge if you purchase Shares through a financial intermediary firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Distributor or an affiliate. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the Shares, it is considered received by the Fund and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, Share class eligibility and exchange privileges.

Whether a sales charge waiver is available for your retirement plan or charitable account may depend upon the policies and procedures of your financial intermediary. Please consult your financial intermediary for further information. Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

Class A shares may be purchased at net asset value without a sales charge through the following financial intermediaries that have entered into an agreement with the Distributor to offer the Fund’s shares to clients: Charles Schwab Corporation, Hand Securities, Inc., Morgan Stanley Smith Barney LLC, MSCS Financial Services LLC, National Financial Services LLC, Pershing LLC, TD Ameritrade, Inc., UBS Financial Services Inc. and Vanguard Group Inc. In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

Section 529 Plans

When Shares of the Fund are sold to a qualified tuition program operating under Section 529 of the Code, such a program may purchase Class A Shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A Shares, such as personnel of the Fund and of New York Life Insurance Company (“New York Life”) and its affiliates, including the Investment Advisor.

Contingent Deferred Sales Charge on Certain Class A Share Redemptions

If your initial sales charge is waived, we may impose a CDSC of 1.00% if you redeem your Shares within one year. A Contingent Deferred Sales Charge – also known as a “CDSC” or “back-end sales load,” refers to a charge that is deducted from the proceeds when you redeem Class A Shares (that is, sell Shares back to the Fund). The amount of CDSC that you pay will depend on how long you hold your Shares and decreases to zero if you hold your Shares long enough. Class A Shares that are redeemed will not be subject to a CDSC to the extent that the value of such Shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A Shares redeemed more than one year after their purchase. The Distributor may pay a commission to financial intermediary firms on such purchases from its own resources.

The CDSC on subject Class A Shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders (“QDROs”) and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) required distributions by charitable trusts under Section 664 of the Code for accounts held directly with the Fund; (iv) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (v) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder’s Class A Shares in a Fund; (vi) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (vii) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (viii) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

CONVERSIONS BETWEEN SHARE CLASSES

You generally may also elect on a voluntary basis to convert your Class A Shares that are no longer subject to a CDSC into Class I Shares of the Fund, subject to satisfying the eligibility requirements of Class I Shares. Generally speaking, Class T Shares may not be converted to another class of Shares.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion of Class A Shares to Class I Shares. You may be required to provide sufficient information to establish eligibility to convert to Class I Shares. A permissible conversion will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the Fund expects that a conversion between share classes of the Fund should not result in the recognition of a gain or loss for U.S. federal income tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in the Fund. The Fund may change, suspend or terminate this conversion feature at any time.

For U.S. federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

For more information about these considerations, call your financial adviser or the Transfer Agent at (877) 474-6339, and read the information under “Contingent Deferred Sales Charge” above.

Alternative Sales Arrangements

Initial Sales Charge Alternative on Class A Shares

The sales charge on Class A Shares is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. The maximum sales charge applicable to an investment in Class A Shares will be 5.50% of the offering price per Shares, which rate decreases based on the size of the subscription, as set forth in the Prospectus.

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor, from its own resources, may pay a commission to financial intermediary firms on such investments. See “Purchases at Net Asset Value” below for more information.

The Distributor may allow the full sales charge to be retained by financial intermediary firms. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to financial intermediary firms that sell Fund Shares. A financial intermediary firm that receives a reallowance in excess of 90% of such a sales charge may be deemed to be an “underwriter” under the 1933 Act.

Set forth below is an example of the method of computing the offering price of the Class A Shares. The example assumes a purchase of Class A Shares of the Fund aggregating less than $50,000 at a price based upon the NAV of Class A Shares of the Fund on April 30, 2017.

NAV per Class A Share at April 30, 2017 $9.73

Per Share Sales Charge – 5.50% of offering price (5.86% of NAV per Share) $0.57

Class A Per Share Offering Price to the Public $10.30

Purchases At Net Asset Value

Class A Shares of the Fund may be purchased at NAV, without payment of any sales charge, by current and former members of the Board; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain “wrap fee” or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with New York Life Investments); and employees (and immediate family members) of the Investment Advisor. Class A Shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Code.

In addition, purchase of Class A Shares in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) TSA plans, that are sponsored by employers with 50 or more participants are treated as if such purchases were equal to an amount more than $1,000,000 but less than 4,999,999. Such purchases by defined contribution plans may be subject to a CDSC of 1% on Shares redeemed within one year of the date of purchase.

Class A Shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

•	who invest through certain group retirement or other benefit plans (other than IRA plans) that invest directly with the Fund or through a financial intermediary or service provider that has a contractual arrangement with the Distributor or an affiliate, and that meet certain criteria, including:

▪	have 50 or more participants; or
▪	have an aggregate investment in Shares of any class of the Fund of $1,000,000 or more.
However, Class A Shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption.
•	who invest through 529 Plans; or
•	who purchase through financial intermediary firms such as broker/dealers, investment advisers and other financial institutions, that have entered into an agreement with the Fund or the Distributor and that maintain investment advisory programs which allow for the purchase of Class A Shares at NAV.

The Fund, the Distributor, the Investment Advisor or their affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A Shares. The Fund, the Distributor, the Transfer Agent or affiliates may pay fees to such financial intermediary firms in connection with these arrangements on behalf of Class A Shares.

Class I Shares of the Funds are sold at NAV.

Class I Shares may be purchased by:

•	existing Class I shareholders;
•	individuals investing directly with the Transfer Agent at least $5 million in a Fund;
•	institutional investors;
•	current Portfolio Managers of the Fund;
•	current employees of the Investment Advisor; and
•	existing members of the Board.

Please note that certain financial intermediary firms, investment platforms or investment accounts may not offer Class I Shares for initial or subsequent purchases. Therefore, if an investor moves to a different financial intermediary or the policies of the investor’s current financial intermediary change the investor may not be able to hold and/or purchase Class I Shares or may be subject to additional investment minimums or other restrictions. Alternatively, the investor may maintain an account directly with the Transfer Agent in order to continue to hold and purchase Class I Shares.

For purposes of Class I Share eligibility, the term “institutional investors” includes, but is not limited to:

•	individuals purchasing through certain “wrap fee” or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates;
•	investors purchasing through certain non-broker/dealer, registered investment advisory firms;
•	certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with the Distributor, or their affiliates;
•	certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates;
•	certain investment advisers, dealers or registered investment companies purchasing for their own account or for the account of other institutional investors;
•	certain qualified tuition programs operating under Section 529 of the Code pursuant to an agreement with the Distributor or its affiliates.

Although an investor will not pay a front-end sales charge on Class I Shares, or on Class A Share investments of $1,000,000 or more, the Distributor, from its own resources, may pay commissions to financial intermediary firms on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I Shares, at the time of sale and/or annually on Class I Shares held, to financial intermediary firms with which the Distributor has a sales or service arrangement. With respect to Class A Share investments of $1,000,000 or more in certain Funds, the dealer may receive a commission of up to:

•	1.00% on the portion of a sale from $1,000,000 to $4,999,999
•	0.75% of any portion from $5,000,000 to $9,999,999
•	0.50% on any portion of $10,000,000 or more

Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

The sales charge on Class T shares is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. The maximum sales charge applicable to an investment in Class T Shares will be 2.50% of the offering price per share, which rate decreases based on the size of the subscription as set forth in the Prospectus.

The Distributor may allow the full sales charge to be retained by financial intermediary firms. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to financial intermediary firms that sell Fund shares. A financial intermediary firm that receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

PURCHASES AND REDEMPTIONS

Purchases and redemptions of Class A, Class I or Class T Shares are discussed in the Prospectus under the headings “Shareholder Guide—How to Purchase Shares” and “— How to Redeem Shares,” and that information is incorporated here by this reference.

Certain managed account clients of the Investment Advisor may purchase shares of the Trust. To avoid the imposition of duplicative fees, the Investment Advisor may be required to make adjustments in the management fees charged separately by the Investment Advisor to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Trust.

Certain clients of the Investment Advisor whose assets would be eligible for purchase by one or more of the IndexIQ Funds may purchase shares of the Trust with such assets. Assets so purchased by a fund will be valued in accordance with procedures adopted by the Board.

Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of the Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Independent financial intermediaries unaffiliated with the Investment Advisor may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Fund. These services, normally provided by the Administrator directly to Trust shareholders, may include the provision of ongoing information concerning the Fund and its investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. The Investment Advisor or the Administrator may pay fees to such entities for the provision of these services which the Administrator normally would perform, out of the Investment Advisor’s or the Administrator’s own resources.

The Trust reserves the right to postpone redemptions during any period when the NYSE is closed or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The Trust has made an election under Rule 18f-1 under the 1940 Act wherein the Trust has committed to paying in cash all requests for redemptions by any shareholder of record of the Fund, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem shares by payment in kind of securities held in the Fund’s portfolios.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of the Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value (“NAV”); (3) the redemption-in-kind is consistent with the Fund’s Prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust’s current policy.

REQUEST FOR MULTIPLE COPIES OF SHAREHOLDER DOCUMENTS

Once written consent of two or more Fund shareholders sharing an address has been received by the Trust, the Trust will cause the delivery only one copy of the Fund’s Prospectuses and each Annual and Semi-annual report to such address in order to reduce expenses. Your account application used to subscribe for Fund shares contains a form of this consent as well as a consent to receive these shareholder documents by electronic delivery. These consent forms are also available for free upon request to the Trust at 1-877-474-6339 or on the Trust’s website at http://www.IQetfs.com. If, after having consented to the delivery of one copy of shareholder documents to a shared address, you wish to revoke that consent and receive individual copies of shareholder documents and your shares are held directly with the Trust, call the Trust at 1-877-474-6339. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

SIGNATURE GUARANTEES

To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees generally are required for (i) change of registration requests, (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than your initial account application, (iii) transactions where proceeds from redemptions, dividends or distributions are sent to an address or financial institution differing from the address or financial institution of record, and (iv) redemption requests in excess of $100,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for change of registration, establishment or change in exchange privileges or redemption request.

CERTAIN CONFLICTS OF INTEREST

IndexIQ and the Investment Advisor have established policies, procedures, systems and infrastructure to address any potential conflicts of interest that may arise because of IndexIQ, an affiliate of the Investment Advisor, serving as index provider for the Fund.

IndexIQ maintains policies and procedures designed to limit or prohibit communication between the employees of IndexIQ with ultimate responsibility for the Index (the “Index Group”) and the employees of the Investment Advisor with respect to issues related to the maintenance, calculation and reconstitution of the Index (“Policies and Procedures”). Furthermore, IndexIQ has retained an unaffiliated third party to calculate each Underlying Index (the “Calculation Agent”).

Changes to the constituents of the Index made by IndexIQ or the Calculation Agent will be disclosed by IndexIQ and published on its website: http://www.IQetfs.com. Any such IndexIQ announcements or website disclosures to the public will be made in such a manner that none of the IndexIQ employees outside of the Index Group, the Investment Advisor or the Fund, is notified of actions prior to the general investing public.

IndexIQ, as Index provider, has adopted Policies and Procedures prohibiting its employees from disclosing or using any non-public information acquired through his or her employment, except as appropriate in connection with the rendering of services to the administration of the Index. Also, IndexIQ has adopted Policies and Procedures that prohibit and are designed to prevent anyone, including the members of the Index Group, from disseminating or using non-public information about pending changes to Index constituents or methodology. These policies specifically prohibit anyone, including the members of the Index Group, from sharing any non-public information about the Index with any personnel of the Investment Advisor responsible for management of the Fund. The Investment Advisor also has adopted policies that prohibit personnel responsible for the management of the Fund from sharing any non-public information about the management of the Fund with any personnel of the Index Group, especially those persons responsible for creating, monitoring, calculating, maintaining or disseminating the Index.

In addition, IndexIQ has retained an unaffiliated third-party Calculation Agent to calculate and maintain the Index on a daily basis. The Calculation Agent will be instructed to not communicate any non-public information about the Index to anyone, and expressly not to the personnel of the Investment Advisor or any sub-advisor responsible for the management of the Fund.

The Index Group personnel responsible for creating and monitoring the Underlying Index, the personnel of the Calculation Agent responsible for calculating and maintaining the Underlying Index, and the portfolio managers responsible for day-to-day portfolio management of the Fund are employees of separate legal organizations and the Calculation Agent personnel are located in physically separate offices from the Index Group personnel and portfolio managers. The Calculation Agent is not, and will not be, affiliated with IndexIQ or the Investment Advisor.

Members of the Index Group will not have access to paper or electronic files used by the Investment Advisor in connection with their portfolio management activities. The Investment Advisor will neither have access to the computer systems used by the Calculation Agent nor to the computer systems used by the Index Group to monitor, calculate and rebalance the Index. The Investment Advisor has also adopted Policies and Procedures and a Code of Ethics which require, among other things, any personnel responsible for the management of the Fund and any investment account to (i) pre-clear all non-exempt personal securities transactions with a designated senior employee of the Investment Advisor, and (ii) require reporting of securities transactions to such designated employee in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act of 1940.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Investment Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, which may be affiliates of the Investment Advisor, and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act and the 1934 Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in Nasdaq or over-the-counter securities and securities listed on an exchange) and agency Nasdaq or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Investment Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Advisor will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

The Investment Advisor does not consider sales of Shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the 1934 Act, the Investment Advisor may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Investment Advisor makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Investment Advisor’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of a fund’s commission dollars to pay for brokerage and research services provided to the Investment Advisor is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Investment Advisor’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Investment Advisor with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Investment Advisor is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Investment Advisor from its own funds, and not by portfolio commissions paid by the Fund.

Research products and services provided to the Investment Advisor by broker-dealers that effect securities transactions for the Fund may be used by the Investment Advisor in servicing all of its accounts. Accordingly, not all of these services may be used by the Investment Advisor in connection with the Fund. Some of these products and services are also available to the Investment Advisor for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Investment Advisor for services provided to the Fund. The Investment Advisor’s expenses would likely increase if the Investment Advisor had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

On occasions when the Investment Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Advisor acts as investment advisor or sub-investment advisor), the Investment Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisor in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund. The rebated commissions are expected to be treated as realized capital gains of the Fund.

The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

During the last three fiscal years ended April 30, the Fund’s commissions for securities transactions to brokers which provided research services to the Fund were as follows:

Year	Value of Securities Transactions	Brokerage Commissions
2015	$1,313,843,282	$486,878
2016	$779,544,812	$289,658
2017	$492,923,732	$168,397

Selective Disclosure of Portfolio Holdings

The Board and the Investment Advisor have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither the Fund nor its Investment Advisor, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisor’s Chief Compliance Officer. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisor, the Fund’s independent registered public accounting firm, the Fund’s Custodian and Administrator, the Fund’s legal counsel, the Fund’s financial printer, and the Fund’s proxy voting service. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by the Distributor’s compliance department for consistency with the Trust’s portfolio holdings disclosure policy.

The Fund currently intends to publish on the Trust’s website (http://www.IQetfs.com) complete portfolio holdings as of the end of each calendar quarter subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the website or furnish top ten portfolio holdings information more frequently.

Under the policy, Fund Representatives will initially supply the Board with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy.

NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the net asset value per share of the class of the Fund is calculated by determining the value of the net assets attributed to each class of the Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, but not always, 4:00 p.m. New York time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. New York time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board; (iv) fixed-income securities with a remaining maturity of more than 60 days for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., J.J. Kenny, Bloomberg, or Reuters); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Sub-Advisor based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Accounting Agent at amortized cost, which the Board has determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the NYSE is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. “Fair value” prices are provided by an independent fair value service (if available) and are intended to reflect more accurately the value of certain foreign equity securities at the time the Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The proceeds received by the Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the net asset values of the Fund or series except where allocations of expenses can otherwise be fairly made.

The Trust has adopted a policy to handle certain NAV-related errors occurring in the operation of the Fund, and under certain circumstances neither the Fund nor shareholders who purchase or sell shares during periods that errors accrue or occur may be recompensed in connection with the resolution of the error.

U.S. FEDERAL INCOME TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations promulgated thereunder, judicial authorities, and administrative rulings and practices, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

Except to the extent discussed below, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code, and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares, and does not address the tax consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, tax-exempt shareholders, regulated investment companies, real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), those who hold Fund Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, “non-U.S. shareholders” (as defined below). This discussion does not discuss any aspect of U.S. state, local, estate and gift, or non-U.S., tax law. Furthermore, this discussion is not intended or written to be legal or tax advice to any shareholder in the Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific U.S. federal, state, and local, and non-U.S., tax consequences of investing in Shares based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the U.S. Internal Revenue Service (“IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, non-U.S. country or other taxing jurisdiction.

Tax Treatment of the Fund

In General. The Fund intends to qualify and elect to be treated as a separate regulated investment company (“RIC”) under the Code. As a RIC, the Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain income, asset and distribution requirements, described in more detail below. Specifically, the Fund must (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“QPTPs”) (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, and other qualifying RIC income described above), and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock of each such issuer is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs. Furthermore, the Fund must distribute annually at least 90% of the sum of (i) its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, possibly eligible for (i) in the case of an individual Fund shareholder, treatment as a qualified dividend (as discussed below) subject to tax at preferential long-term capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction. The remainder of this discussion assumes that the Fund will qualify for the special tax treatment accorded to RICs.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income generally if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections), 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the twelve months ended October 31 of such year (or later if the Fund is permitted to elect and so elects), plus 100% of any undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within such calendar year. The Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Phantom Income. With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, under the “wash sale” rules, the Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions. (See also —“Certain Debt Instruments” below.)

Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund (such as zero coupon debt instruments or debt instruments with payment in-kind interest) may be treated as debt securities that are issued originally at a discount. Generally, the amount of original issue discount is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Fund acquires debt securities (with a fixed maturity date of more than one year from the date of issuance) in the secondary market, such debt securities may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or original issue discount in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or original issue discount, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or original issue discount, which could affect the character and timing of recognition of income.

PFIC Investments. The Fund may purchase shares in a non-U.S. corporation treated as a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to increased U.S. federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on any “excess distributions” made on, or gain from a sale (or other disposition) of, the PFIC shares even if the Fund distributes such income to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on, and dispositions of, a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with certain information on an annual basis. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of the PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior net income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified election fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of the sum of the actual distributions received by it on the PFIC shares and the proceeds from its dispositions of the PFIC’s shares. Any such income generally would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Section 1256 Contracts. The Fund’s investments in so-called “Section 1256 contracts,” such as certain futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or a “straddle,” 60% of the resulting net gain or loss will be treated as long-term gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. In addition, the Fund may be required to defer the recognition of losses on certain Section 1256 contracts to the extent of any unrecognized gains on related positions held by the Fund. Income from Section 1256 contracts generally would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Swaps. As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund also may make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments generally will constitute ordinary income or deductions, while termination of a swap generally will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Short Sales. In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. If, however, the Fund already owns property that is identical to the kind it borrows and sells pursuant to a short sale “against the box,” and such pre-existing ownership position has appreciated (i.e., the fair market value exceeds the Fund’s tax basis), the Fund may be required to recognize such gain at the time the borrowed stock is sold. Any gain or loss realized upon closing out a short sale generally is considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally would treat the gains on short sales as short-term capital gains. These rules also may terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, certain foreign currency options and futures contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally are also treated as ordinary income or loss, unless the Fund were to elect otherwise where such an election is permitted.

Non-U.S. Investments. Dividends, interest and proceeds from the direct or indirect sale of non-U.S. securities may be subject to non-U.S. withholding tax and other taxes, including financial transaction taxes. Even if the Fund is entitled to seek a refund in respect of such taxes, it may not have sufficient information to do so or may choose not to do so. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. Non-U.S. taxes paid by the Fund will reduce the return from the Fund’s investments.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions, causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of certain swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Fund Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (a) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income and the Fund’s net short-term capital gains in excess of net long-term capital losses (collectively referred to as “ordinary income dividends”) are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (subject to an exception for “qualified dividend income, as discussed below). Corporate shareholders of the Fund may be eligible to take a dividends-received deduction with respect to such distributions, provided the distributions are attributable to dividends received by the Fund on stock of U.S. corporations with respect to which the Fund meets certain holding period and other requirements. To the extent designated as “capital gain dividends” by the Fund, distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s Shares. Such dividends will not be eligible for a dividends-received deduction by corporate shareholders.

The Fund’s net capital gain is computed by taking into account the Fund’s capital loss carryforwards, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in tax years beginning after December 22, 2010 can be carried forward indefinitely and retain the character of the original loss. To the extent that these carryforwards are available to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

Distributions of ”qualified dividend income” (defined below) are taxed to certain non-corporate shareholders at the reduced rates applicable to long-term capital gain to the extent of the Fund’s current and accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to the dividend-paying stocks. Dividends subject to these special rules, however, are not actually treated as capital gains and, thus, are not included in the computation of a non-corporate shareholder’s net capital gain and generally cannot be used to offset capital losses. The portion of distributions that the Fund may report as qualified dividend income generally is limited to the amount of qualified dividend income received by the Fund, but if for any Fund taxable year 95% or more of the Fund’s gross income (exclusive of net capital gain from sales of stock and securities) consists of qualified dividend income, all distributions of such income for that taxable year may be reported as qualified dividend income. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified non-U.S. corporations. Income from dividends received by the Fund from a REIT or another RIC generally is qualified dividend income only to the extent that the dividend distributions are made out of qualified dividend income received by such REIT or other RIC.

To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund, and as a capital gain thereafter (assuming the shareholder holds its Shares of the Fund as capital assets).

The Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, each Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Fund Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund. Organizations or persons not subject to U.S. federal income tax on such net capital gain will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

With respect to non-corporate Fund shareholders (i.e., individuals, trusts and estates), ordinary income and short-term capital gain are taxed at a current maximum rate of 39.6% and long-term capital gain is taxed at a current maximum rate of 20%. Corporate shareholders are taxed at a current maximum rate of 35% on their income and gain.

In addition, high-income individuals (and certain trusts and estates) generally will be subject to a 3.8% Medicare tax on “net investment income,” in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include dividends (including capital gain dividends) received from the Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

If the Fund is a “qualified fund of funds” (i.e., a RIC at least 50% of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs) or more than 50% of the Fund’s total assets at the end of a taxable year consist of non-U.S. stock or securities, the Fund may elect to “pass through” to its shareholders certain non-U.S. income taxes paid by the Fund. This means that each shareholder will be required to (i) include in gross income, even though not actually received, the shareholder’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either take a corresponding deduction (in calculating U.S. federal taxable income) or credit (in calculating U.S. federal income tax), subject to certain limitations.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Exempt-Interest Dividends. If at the end of each quarter of the Fund’s taxable year, (i) the Fund is a qualified fund of funds (as defined above), or (ii) 50% or more of the Fund’s assets, by value, consist of certain obligations exempt from U.S. federal income tax under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to designate a portion of its dividends as “exempt-interest dividends.” Exempt-interest dividends generally will be excludable from a shareholder’s gross income for U.S. federal income tax purposes. Exempt-interest dividends will be included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefit payments subject to U.S. federal income tax. Interest on indebtedness incurred to purchase or carry shares of a Fund that pays exempt-interest dividends will not be deductible by the shareholders for U.S. federal income tax purposes to the extent attributable to exempt-interest dividends.

Furthermore, exempt-interest dividends paid by the Fund could subject certain shareholders in the Fund to the U.S. federal alternative minimum tax. Under the Code, corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder of such Fund may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund. In addition, if the Fund invests in “private activity bonds,” a portion of the exempt-interest dividends paid by such Fund may be treated as an item of “tax preference” and, therefore, could subject certain shareholders of the Fund to the U.S. federal alternative minimum tax.

REIT/REMIC Investments. The Fund may invest in REITs owning residual interests in REMICs. Certain income from a REIT that is attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to the Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a non-U.S. shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations (currently 35%). The Fund also is subject to information reporting with respect to any excess inclusion income.

Redemption or other Disposition of Shares. Any capital gain or loss realized upon a redemption or other disposition of Shares generally is treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a redemption or other disposition of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the redemption or other disposition of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares. All or a portion of any loss realized upon a disposition of Fund Shares will be disallowed if substantially identical shares are purchased (through reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Fund Shares. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting to the IRS and to taxpayers of adjusted cost basis information for “covered securities,” which generally include shares of a RIC acquired on or after January 1, 2012. Shareholders should contact their brokers to obtain information with respect to the available cost basis reporting methods and available elections for their accounts.

Reportable Transactions. If a Fund shareholder recognizes a loss with respect to Shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (for a corporate shareholder) in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules. Shareholders should consult their tax advisors to determine the applicability of these rules in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Fund Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law, and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation.

Dividends. With respect to non-U.S. shareholders of the Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, ordinary income dividends that are “interest-related dividends” or “short-term capital gain dividends” (each as defined below) and capital gain dividends generally will not be subject to U.S. federal withholding (or income) tax, provided that the non-U.S. shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by the Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by the Fund as attributable to the excess of such Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, the Fund may treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

Notwithstanding the foregoing, special rules apply in certain cases, including as described below. For example, in cases where dividend income from a non-U.S. shareholder’s investment in the Fund is effectively connected with a trade or business of the non-U.S. shareholder conducted in the United States, the non-U.S. shareholder generally will be exempt from withholding tax, but will be subject to U.S. federal income tax at the graduated rates applicable to U.S. shareholders. Such income generally must be reported on a U.S. federal income tax return. Furthermore, such income also may be subject to the 30% branch profits tax in the case of a non-U.S. shareholder that is a corporation. In addition, if a non-U.S. shareholder is an individual who is present in the United States for 183 days or more during the taxable year and has a “tax home in the United States, any gain incurred by such shareholder with respect to his or her capital gain dividends and short-term capital gain dividends would be subject to a 30% U.S. federal tax (which, in the case of short-term capital gain dividends, may, in certain instances, be withheld at source by the Fund). Lastly, special rules apply with respect to dividends that subject to the Foreign Investment in Real Property Act (“FIRPTA”) (see—“Investments in U.S. Real Property”).

Dispositions of Fund Shares. Under current law, gain on a redemption or other disposition of Shares generally will be exempt from U.S. federal income tax (including withholding at the source) unless (i) the non-U.S. shareholder is an individual who was physically present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non-U.S. shareholder would incur a 30% U.S. federal income tax on his capital gain, (ii) the gain is effectively connected with a U.S. trade or business conducted by the non-U.S. shareholder (in which case the non-U.S. shareholder generally would be taxable on such gain at the same graduated rates applicable to U.S. shareholders, would be required to file a U.S. federal income tax return and, in the case of a corporate non-U.S. shareholder, may also be subject to the 30% branch profits tax), or (iii) the gain is subject to FIRPTA, as discussed below (see—“Investments in U.S. Real Property”).

Credits or Refunds. To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a non-U.S. Fund shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. Fund shareholder would not otherwise be required to do so.

Investments in U.S. Real Property. Subject to the exemptions described below, a non-U.S. shareholder generally will be subject to U.S. federal income tax under FIRPTA on any gain from the redemption or other disposition of Shares if the Fund is a “U.S. real property holding corporation” (as defined below) at any time during the shorter of the period during which the non-U.S. shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares. Any such gain will be taxed in the same manner as for a U.S. Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the disposition proceeds. The Fund will be a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” (“USRPIs”) (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business.

An exemption from FIRPTA applies if either (i) the class of Shares disposed of by the non-U.S. shareholder is regularly traded on an established securities market (as determined for U.S. federal income tax purposes) and the non-U.S. shareholder did not actually or constructively hold more than 5% of such class of Shares at any time during the five-year period prior to the disposition, or (ii) the Fund is a “domestically-controlled RIC.” A “domestically-controlled RIC” is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock is owned by U.S. persons.

Furthermore, special rules apply under FIRPTA in respect of distributions attributable to gains from USRPIs. In general, if the Fund is a U.S. real property holding corporation (taking certain special rules into account), distributions by such Fund attributable to gains from USRPIs will be treated as income effectively connected with a trade or business within the United States, subject generally to tax at the same graduated rates applicable to U.S. shareholders and, in the case of a corporation that is a non-U.S. shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower treaty rate). Such distributions will be subject to U.S. federal withholding tax and generally will give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.

Even if the Fund is treated as a U.S. real property holding corporation, distributions on the Fund’s Shares will not be treated, under the rule described above, as income effectively connected with a U.S. trade or business in the case of a non-U.S. shareholder that owns (for the applicable period) 5% or less (by class) of Shares and such class is regularly traded on an established securities market for U.S. federal income tax purposes (but such distribution will be treated as ordinary dividends subject to a 30% withholding tax or lower applicable treaty rate).

Non-U.S. shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business will be treated as having received such distributions.

All shareholders of the Fund should consult their tax advisers regarding the application of the rules described above.

Back-Up Withholding

The Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in the Fund) may be required to report certain information on a Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a 28% rate from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s U.S. federal income tax liability.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act ("FATCA") generally imposes a 30% withholding tax on "withholdable payments" (defined below) made to (i) a "foreign financial institution" ("FFI"), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a "non-financial foreign entity" (“NFFE”) unless such NFFE provides certain information to the withholding agent about certain of its direct and indirect “substantial U.S. owners” or certifies that it has no such U.S. owners. The beneficial owner of a "withholdable payment" may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA.

"Withholdable payments" generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from the sale or disposition, occurring on or after January 1, 2019, of property of a type that can produce U.S.-source interest or dividends.

The Fund may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a First Amended and Restated Declaration of Trust dated May 12, 2008 (the “Declaration of Trust”). The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with $0.001 par value per share. The Board may authorize the division of shares into separate series and the division of series into separates classes of shares. The Trust currently consists of one series (IQ Hedge Multi-Strategy Plus Fund) with three classes (Class A, Class I and Class T). When issued for payment as described in the Prospectus and this SAI, the shares will be fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Under Delaware law, unless otherwise provided in the Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of the State of Delaware. The Declaration of Trust provides that all the assets of the Trust held with respect to each series shall be charged with the liabilities of the Trust with respect to such series and all expenses, costs, charges and reserves attributable to such series. Any general liabilities of the Trust which are not readily identifiable as being held in respect of a series shall be allocated and charged by the Trustees to and among any one or more series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable.

VOTING RIGHTS

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, shareholders are entitled to one vote for each dollar of the net asset value of each share held and a factional vote for each fractional dollar of the net asset value of each share held. If a matter to be voted on does not affect the interests of a series (or a class of a series), then only the shareholders of the affected series (or class) will be entitled to vote on the matter. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Board, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Board will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Board may determine or may be required by law. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire, (2) a Trustee will no longer serve if declared bankrupt or incompetent by a court of competent jurisdiction, and (3) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

INDEMNIFICATION; TERMINATION

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 31, 2017, the following persons owned of record or were known by the Fund to own beneficially 5% or more of a class of shares of the Fund. Persons are deemed to control a fund when they own beneficially over 25% of the fund’s outstanding shares. Principal holders are persons that own beneficially 5% or more of any Class of the Fund’s outstanding shares.

Name	Shareholder Name and Address	Percentage of Ownership (rounded to the nearest whole percentage)

IQ Hedge Multi-Strategy Plus Fund – Class I
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 – 3rd Floor Jersey City, NJ 07311	72%

	Charles Schwab & Co. Inc. Special Custody A/C (FBO) Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	9%

IQ Hedge Multi-Strategy Plus Fund – Class A

Fifth Third Bank TTEE

FBO: Frandsen Bank & Trust-Reinvest

5001 Kingsley Dr Dept 3385

Cincinnati, OH 45263

Charles Schwab & Co. Inc.

Special Custody A/C (FBO) Customers

Attn: Mutual Funds

101 Montgomery Street

San Francisco, CA

94101-4151

Fifth Third Bank TTEE

FBO: Frandsen Bank & Trust-Cash-Rein

5001 Kingsley Dr. Dept. 3385

Cincinnati, OH 45263

Morgan Stanley Smith Barney

Harborside Financial Center

Plaza 2 – 3rd Floor

Jersey City, NJ 07311

NFS LLC FEBO

Guaranty Bank and Trust Co.

DBA Fourth & Main Company

PO Box 1159

Longmont, CO 80502-1159

		17% 16% 16% 13% 9%

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

PROXY VOTING

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Advisor. The Investment Advisor will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix B to this SAI. The Board will periodically review the Fund’s proxy voting record.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will become available on or through the Fund’s website at http://www.IQetfs.com and on the SEC’s website at http://www.sec.gov in August of the same year.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2017 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing.

A copy of the Fund’s Annual Report for the fiscal period ended April 30, 2017 may be obtained upon request and without charge by writing or by calling the Investment Advisor, at the address and telephone number on the back cover of the Fund’s Prospectus.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings (“Standard & Poor’s”) short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

 1-A

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to noninvestment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

 2-A

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

 3-A

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

 4-A

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

 5-A

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels –“MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

 6-A

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

 7-A

APPENDIX B

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Investment Advisor exercises its proxy voting rights with regard to the holdings in each Fund’s investment portfolio with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors (collectively, the “Management”) to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

The Investment Advisor seeks to avoid material conflicts of interest through its use of a third-party proxy services vendor (the “Proxy Vendor”), which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. The Investment Advisor engages a third party as an independent fiduciary to vote all proxies for the Fund.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines will be referred to the Portfolio Oversight Committee for discussion and vote. Additionally, the Portfolio Oversight Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Investment Advisor weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

 1-B

PART C

OTHER INFORMATION

IndexIQ Trust

Item 28. Exhibits

(a)	Second Amended and Restated Declaration of Trust (“Trust Instrument”) of IndexIQ Trust (“Registrant”).[6]

(b)	First Amended and Restated By-Laws of Registrant.[1]

(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)[6]

(d)(1)	Investment Advisory Agreement between the Registrant and IndexIQ Advisors, LLC (“Investment Advisor”), as adviser for the IQ Hedge Multi-Strategy Plus Fund (the “Fund”).(4)

(e)(1)	Distribution Agreement between NYLIFE Distributors, LLC (the “Distributor”) and the Registrant.(4)

(e)(2)	Form of Selling/Services Agreement between the Distributor and dealers.[1]

(f)	Not applicable.

(g)	Custody Agreement between the Registrant and The Bank of New York Mellon.[2]

(h)(1)	Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon.[2]

(h)(2)	Transfer Agency Agreement between the Registrant and The Bank of New York Mellon (as successor to PFPC Inc.).[2]

(h)(3)	Sub-License Agreement among the Registrant, the Investment Advisor and Financial Development Holdco LLC (“IndexIQ”) with regard to the IQ ALPHA Hedge Index.[1]

(h)(4)	Expense Limitation Agreement between the Registrant and the Investment Advisor with regard to the Fund.[7]

(h)(5)	Securities Lending Authorization Agreement between the Registrant and The Bank of New York Mellon.[3]

(i)	Opinion and Consent of Arnold & Porter Kaye Scholer LLP, regarding the legality of securities registered with respect to the Registrant, filed herewith.

(j)	Consent of independent registered public accounting firm, filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares.(4)

(m)(2)	Form of Plan of Distribution Pursuant to Rule 12b-1 for Class T Shares.(6)

(n)	Form of Amended Rule 18f-3 Multi-Class Plan.(6)

(o)	Reserved.

(p)(1)	Code of Ethics of the Investment Advisor.(5)

(p)(2)	Code of Ethics of the Distributor.(5)

(q)	Powers of Attorney executed by Reena Aggarwal, Adam S. Patti, Michael A. Pignataro and Paul Schaeffer.(6)

__________

[1]	Previously filed as part of Pre-Effective Amendment No. 1 to the Registration Statement, filed on April 23, 2008.
[2]	Previously filed as part of Pre-Effective Amendment No. 2 to the Registration Statement, filed June 27, 2008.
[3]	Previously filed as part of Post-Effective Amendment No. 8 to the Registration Statement, filed August 27, 2012.
[4]	Previously filed as part of Post-Effective Amendment No. 14 to the Registration Statement, filed August 28, 2015.
[5]	Previously filed as part of Post-Effective Amendment No. 16 to the Registration Statement, filed August 26, 2016.
[6]	Previously filed as part of Post-Effective Amendment No. 18 to the Registration Statement, filed on December 21, 2016.
[7]	Previously filed as part of Post-Effective Amendment No. 19 to the Registration Statement, filed on March 10, 2017.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Not Applicable.

Item 30. Indemnification

Trustees and officers liability policies purchased by the Registrant insure the Registrant and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 5. Insurance

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Investment Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Investment Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust. The Investment Advisory Agreement with the Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor or from reckless disregard by the Investment Advisor of its obligations or duties under the Agreement. Under the Distribution Agreement, the Registrant will indemnify NYLIFE Distributors LLC against certain liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of Investment Advisor.

The description of the Investment Advisor is found under the caption “Service Providers—Investment Advisor” in the Prospectus and under the caption “Management Services—Investment Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Advisor provides investment advisory services to other persons or entities other than the Registrant.

Item 32. Principal Underwriters.

(a)	NYLIFE Distributors LLC acts as the distributor for the Registrant and the following investment companies:

MainStay Funds

MainStay Funds Trust

MainStay VP Funds Trust

Mainstay Defined Term Municipal Opportunities Fund

(b)	To the best of Registrant’s knowledge, the directors and executive officers of

NYLIFE Distributors, LLC, are as follows:

Brian D. Wickwire, Chief Operating Officer

Stephen P. Fisher, Chairman and Chief Executive Officer

Marta Hansen, Director-Financial Operations and Treasurer

Frank Harte, Senior Vice President and Chief Financial Officer

Robin M. Wagner, Managing Director and Chief Compliance Officer

Item 33. Location of Accounts and Records.

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

IndexIQ Advisors LLC

800 Westchester Avenue, Suite S-710

Rye Brook, NY 10573

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

NYLIFE Distributors, LLC

30 Hudson Street

Jersey City, NJ 07302

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Registration Statement No. 21 under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye Brook, and State of New York on this 28th day of August, 2017.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

INDEXIQ TRUST

By:	/s/ Adam S. Patti
Adam S. Patti
President

Name	Title	Date

/s/ Renna Aggarwal*	Trustee	August 28, 2017
Reena Aggarwal

/s/ Michael A. Pignataro*	Trustee	August 28, 2017
Michael A. Pignataro

/s/ Paul D. Schaeffer*	Trustee	August 28, 2017
Paul D. Schaeffer

/s/ Adam S. Patti	Chairman, Trustee,	August 28, 2017
Adam S. Patti	President and Principal
Executive Officer

/s/ David L. Fogel	Treasurer, Executive	August 28, 2017
David L. Fogel	Vice President and
Principal Financial Officer, and Principal Accounting Officer

*By: /s/ Matthew V. Curtin

Matthew V. Curtin

Attorney-in-fact

*Pursuant to POWERS of ATTORNEY PREVIOUSLY FILED

EXHIBIT INDEX

No.	Description

(i)	Opinion and Consent of Arnold & Porter Kaye Scholer LLP.

(j)	Consent of Independent Registered Public Accounting Firm.